Exhibit 15.1

PRIOR PERFORMANCE TABLES

The following prior performance tables provide information relating to the real estate investment programs sponsored by Cottonwood Residential, Inc., Cottonwood Residential O.P., LP and their affiliates, collectively referred to herein as the “prior real estate programs.” These programs were not prior programs of Cottonwood Multifamily REIT I, Inc. Cottonwood Residential, Inc. is a real estate investment trust that, through its affiliates and subsidiaries, provides real estate investment and management services. The prior programs consisted of tenant in common offerings which had investment objectives that were generally income tax driven and that were not similar to those of Cottonwood Multifamily REIT I, Inc.

This information should be read together with the summary of information included in the “Prior Performance Summary” section of this prospectus.

INVESTORS SHOULD NOT CONSTRUE INCLUSION OF THE FOLLOWING TABLES AS IMPLYING, IN ANY MANNER, THAT WE WILL HAVE RESULTS COMPARABLE TO THOSE REFLECTED IN SUCH TABLES. DISTRIBUTABLE CASH FLOW, FEDERAL INCOME TAX DEDUCTIONS OR OTHER FACTORS COULD BE SUBSTANTIALLY DIFFERENT. INVESTORS SHOULD NOTE THAT, BY ACQUIRING OUR SHARES, THEY WILL NOT BE ACQUIRING ANY INTEREST IN ANY PRIOR PROGRAM.

Description of the Tables

All information contained in the Tables in this Exhibit 15.1 is as of December 31, 2015. The following tables are included herein:

Table III – Annual Operating Results of Prior Real Estate Programs

Table III-A – Annual Operating Results of Real Estate Owned by Cottonwood Residential O.P., LP

Table IV – Operating Results of Prior Real Estate Programs Which Have Completed Operations

We have not included in this Exhibit 15.1 Table I (Experience in Raising and Investing Funds), Table II (Compensation to Sponsor) or Table V (Sale or Disposition of Properties by Prior Real Estate Programs) because the information contained in these tables is not applicable to the prior programs.

TABLE III

ANNUAL OPERATING RESULTS OF PRIOR PROGRAMS

(UNAUDITED)

Table III sets forth the annual operating results of prior real estate programs during the five years ending December 31, 2015. All figures are as of December 31, 2015 (amounts in dollars and thousands).

Pavilions
	2011	2012	2013	2014	2015
Summary Balance Sheet Data at December 31,

Total assets (before depreciation)	28,928	29,398	29,450	29,880	30,917

Total assets (after depreciation)	28,387	27,782	26,659	25,806	25,519

Liabilities	(21,030)	(20,780)	(20,458)	(20,153)	(19,965)

Summary Income Statement Data (1)

Gross revenues	1,614	3,246	3,035	3,328	3,555

Operating expenses	(426)	(1,021)	(1,088)	(1,095)	(1,121)

Operating income	1,188	2,224	1,946	2,233	2,433

Interest expense	(572)	(1,109)	(1,090)	(1,074)	(1,057)
Non-operating, including depreciation and amortization	(619)	(1,029)	(1,190)	(1,284)	(1,335)

Net income (loss)	(3)	86	(334)	(125)	42

Summary Cash Flows Data (1)

Cash provided by operating activities	612	1,244	891	1,165	1,365

Cash (used in) investing activities	(17)	(570)	(222)	(509)	(291)

Cash (used in) financing activities	(110)	(277)	(296)	(312)	(329)

Net increase in cash	485	397	373	344	745

Amount and Source of Distributions

Cash distributions paid to investors (2)	175	440	468	423	140

(1)	Operating results and cash flow data represent 100% of the property results from Cottonwood Residential O.P., LP’s initial acquisition date forward.
(2)	Cash distributions may exceed cash generated due to funds set aside for capital improvements.

TABLE III

ANNUAL OPERATING RESULTS OF PRIOR PROGRAMS

(UNAUDITED)

Table III sets forth the annual operating results of prior real estate programs during the five years ending December 31, 2015. All figures are as of December 31, 2015 (amounts in dollars and thousands).

Lily Flagg
	2011	2012	2013	2014	2015
Summary Balance Sheet Data at December 31,

Total assets (before depreciation)	23,008	23,208	23,578	23,990	24,340

Total assets (after depreciation)	22,341	21,639	21,089	20,526	19,864

Liabilities	(16,438)	(16,358)	(16,228)	(15,830)	(15,547)

Summary Income Statement Data (1)

Gross revenues	2,574	3,187	3,250	3,197	3,217

Operating expenses	(1,058)	(1,335)	(1,380)	(1,424)	(1,439)

Operating income	1,517	1,851	1,869	1,772	1,778

Interest expense	(733)	(872)	(854)	(841)	(827)
Non-operating, including depreciation and amortization	(766)	(964)	(951)	(948)	(1,063)

Net income (loss)	18	16	64	(16)	(112)

Summary Cash Flows Data (1)

Cash provided by operating activities	920	971	1,040	907	958

Cash (used in) investing activities	(220)	(169)	(553)	(245)	(297)

Cash (used in) financing activities	(210)	(223)	(238)	(251)	(264)

Net increase in cash	491	579	250	411	396

Amount and Source of Distributions

Cash distributions paid to investors (2)	475	637	484	149	267

(1)	Operating results and cash flow data represent 100% of the property results from Cottonwood Residential O.P., LP’s initial acquisition date forward.
(2)	Cash distributions may exceed cash generated due to funds set aside for capital improvements.

TABLE III

ANNUAL OPERATING RESULTS OF PRIOR PROGRAMS

(UNAUDITED)

Table III sets forth the annual operating results of prior real estate programs during the five years ending December 31, 2015. All figures are as of December 31, 2015 (amounts in dollars and thousands).

Waterford Creek
	2011	2012	2013	2014	2015
Summary Balance Sheet Data at December 31,

Total assets (before depreciation)	—	17,908	18,019	18,030	18,448

Total assets (after depreciation)	—	17,421	16,887	16,232	15,952

Liabilities	—	(12,879)	(12,913)	(12,832)	(12,608)

Summary Income Statement Data (1)

Gross revenues	—	1,770	2,333	2,436	2,574

Operating expenses	—	(813)	(1,080)	(1,093)	(1,191)

Operating income	—	957	1,253	1,342	1,382

Interest expense	—	(416)	(502)	(501)	(494)

Non-operating, including depreciation and amortization	—	(607)	(671)	(679)	(705)

Net income (loss)	—	(66)	80	162	183

Summary Cash Flows Data (1)

Cash provided by operating activities	—	597	764	844	884

Cash (used in) investing activities	—	(203)	(109)	(124)	(563)

Cash (used in) financing activities	—	—	—	(90)	(224)

Net increase in cash	—	394	655	631	96

Amount and Source of Distributions

Cash distributions paid to investors (2)	—	324	610	736	239

(1)	Operating results and cash flow data represent 100% of the property results from Cottonwood Residential O.P., LP’s initial acquisition date forward.
(2)	Cash distributions may exceed cash generated due to funds set aside for capital improvements.

TABLE III

ANNUAL OPERATING RESULTS OF PRIOR PROGRAMS

(UNAUDITED)

Table III sets forth the annual operating results of prior real estate programs during the five years ending December 31, 2015. All figures are as of December 31, 2015 (amounts in dollars and thousands).

Appling Lakes
	2011	2012	2013	2014	2015
Summary Balance Sheet Data at December 31,

Total assets (before depreciation)	—	27,955	28,226	28,787	29,326

Total assets (after depreciation)	—	27,301	26,506	25,955	25,336

Liabilities	—	(20,539)	(20,588)	(20,408)	(20,109)

Summary Income Statement Data (1)

Gross revenues	—	2,040	3,377	3,402	3,462

Operating expenses	—	(909)	(1,479)	(1,396)	(1,408)

Operating income	—	1,131	1,898	2,006	2,054

Interest expense	—	(455)	(720)	(718)	(706)
Non-operating, including depreciation and amortization	—	(820)	(1,181)	(1,200)	(1,320)

Net income (loss)	—	(144)	(4)	88	28

Summary Cash Flows Data (1)

Cash provided by operating activities	—	1,256	1,246	1,226	1,358

Cash (used in) investing activities	—	(210)	(308)	(543)	(259)

Cash (used in) financing activities	—	—	—	(181)	(374)

Net increase in cash	—	1,046	938	502	725

Amount and Source of Distributions

Cash distributions paid to investors (2)	—	435	788	458	348

(1)	Operating results and cash flow data represent 100% of the property results from Cottonwood Residential O.P., LP’s initial acquisition date forward.
(2)	Cash distributions may exceed cash generated due to funds set aside for capital improvements.

TABLE III

ANNUAL OPERATING RESULTS OF PRIOR PROGRAMS

(UNAUDITED)

Table III sets forth the annual operating results of prior real estate programs during the five years ending December 31, 2015. All figures are as of December 31, 2015 (amounts in dollars and thousands).

Midtown Crossing
	2011	2012	2013	2014	2015
Summary Balance Sheet Data at December 31,

Total assets (before depreciation)	—	1,020	23,934	24,398	24,706

Total assets (after depreciation)	—	999	23,828	23,424	22,814

Liabilities	—	(360)	(11,309)	(11,279)	(11,009)

Summary Income Statement Data (1)

Gross revenues	—	707	2,170	2,257	2,365

Operating expenses	—	(317)	(918)	(897)	(966)

Operating income	—	390	1,252	1,360	1,399

Interest expense	—	(97)	(330)	(450)	(441)
Non-operating, including depreciation and amortization	—	(304)	(975)	(956)	(924)

Net income (loss)	—	(11)	(53)	(46)	33

Summary Cash Flows Data (1)

Cash provided by operating activities	—	481	1,316	1,068	975
Cash provided by (used in) investing activities	—	42	(517)	(347)	(317)

Cash (used in) financing activities	—	(88)	(247)	(194)	(202)

Net increase in cash	—	436	552	526	456

Amount and Source of Distributions

Cash distributions paid to investors (2)	—	216	648	329	373

(1)	Operating results and cash flow data represent 100% of the property results from Cottonwood Residential O.P., LP’s initial acquisition date forward.
(2)	Cash distributions may exceed cash generated due to funds set aside for capital improvements.

TABLE III

ANNUAL OPERATING RESULTS OF PRIOR PROGRAMS

(UNAUDITED)

Table III sets forth the annual operating results of prior real estate programs during the five years ending December 31, 2015. All figures are as of December 31, 2015 (amounts in dollars and thousands).

Brook Highland Place
	2011	2012	2013	2014	2015
Summary Balance Sheet Data at December 31,

Total assets (before depreciation)	—	1,061	27,377	27,944	28,529

Total assets (after depreciation)	—	1,042	26,816	26,440	25,987

Liabilities	—	(1,183)	(16,626)	(16,426)	(16,030)

Summary Income Statement Data (1)

Gross revenues	—	1,226	3,799	3,822	3,840

Operating expenses	—	(611)	(1,841)	(1,860)	(2,105)

Operating income	—	615	1,958	1,962	1,735

Interest expense	—	(163)	(346)	(580)	(569)
Non-operating, including depreciation and amortization	—	(489)	(1,564)	(979)	(1,084)

Net income (loss)	—	(37)	48	403	82

Summary Cash Flows Data (1)

Cash provided by operating activities	—	566	1,611	1,453	1,128
Cash provided by (used in) investing activities	—	26	(484)	(661)	(654)

Cash (used in) financing activities	—	(123)	(352)	(314)	(326)

Net increase in cash	—	468	775	477	147

Amount and Source of Distributions

Cash distributions paid to investors (2)	—	390	787	580	139

(1)	Operating results and cash flow data represent 100% of the property results from Cottonwood Residential O.P., LP’s initial acquisition date forward.
(2)	Cash distributions may exceed cash generated due to funds set aside for capital improvements.

TABLE III

ANNUAL OPERATING RESULTS OF PRIOR PROGRAMS

(UNAUDITED)

Table III sets forth the annual operating results of prior real estate programs during the five years ending December 31, 2015. All figures are as of December 31, 2015 (amounts in dollars and thousands).

Toscana at Valley Ridge
	2011	2012	2013	2014	2015
Summary Balance Sheet Data at December 31,

Total assets (before depreciation)	—	—	—	—	31,114

Total assets (after depreciation)	—	—	—	—	30,636

Liabilities	—	—	—	—	(19,911)

Summary Income Statement Data (1)

Gross revenues	—	—	—	—	1,250

Operating expenses	—	—	—	—	(630)

Operating income	—	—	—	—	620

Interest expense	—	—	—	—	(358)
Non-operating, including depreciation and amortization	—	—	—	—	(1,284)

Net (loss)	—	—	—	—	(1,021)

Summary Cash Flows Data (1)

Cash provided by operating activities	—	—	—	—	690

Cash (used in) investing activities	—	—	—	—	(13)

Cash (used in) financing activities	—	—	—	—	(43)

Net increase in cash	—	—	—	—	635

Amount and Source of Distributions

Cash distributions paid to investors (2)	—	—	—	—	—

(1)	Operating results and cash flow data represent 100% of the property results from Cottonwood Residential O.P., LP’s initial acquisition date forward.
(2)	Cash distributions may exceed cash generated due to funds set aside for capital improvements.

TABLE III

ANNUAL OPERATING RESULTS OF PRIOR PROGRAMS

(UNAUDITED)

Table III sets forth the annual operating results of prior real estate programs during the five years ending December 31, 2015. All figures are as of December 31, 2015 (amounts in dollars and thousands).

Scott Mountain
	2011	2012	2013	2014	2015
Summary Balance Sheet Data at December 31,

Total assets (before depreciation)	24,315	24,514	24,909	25,363	40,239

Total assets (after depreciation)	23,179	22,626	22,248	21,884	39,403

Liabilities	(15,983)	(15,827)	(15,949)	(15,640)	(23,837)

Summary Income Statement Data (1)

Gross revenues	2,898	2,892	2,976	3,144	3,567

Operating expenses	(1,210)	(1,227)	(1,363)	(1,433)	(1,427)

Operating income	1,689	1,666	1,612	1,711	2,140

Interest expense	(816)	(807)	(792)	(791)	(834)
Non-operating, including depreciation and amortization	(776)	(799)	(819)	(850)	(2,474)

Net income (loss)	97	60	1	70	(1,168)

Summary Cash Flows Data (1)

Cash provided by operating activities	889	898	850	865	1,564

Cash (used in) investing activities	(166)	(131)	(437)	(354)	(393)
Cash provided by (used in) financing activities	(223)	(233)	(247)	(260)	7,364

Net increase in cash	499	535	165	250	8,535

Amount and Source of Distributions

Cash distributions paid to investors (2)	401	455	502	125	6,692

(1)	Operating results and cash flow data represent 100% of the property results from Cottonwood Residential O.P., LP’s initial acquisition date forward.
(2)	Cash distributions may exceed cash generated due to funds set aside for capital improvements.

TABLE III

ANNUAL OPERATING RESULTS OF PRIOR PROGRAMS

(UNAUDITED)

Table III sets forth the annual operating results of prior real estate programs during the five years ending December 31, 2015. All figures are as of December 31, 2015 (amounts in dollars and thousands).

Courtney Oaks
	2011	2012	2013	2014	2015
Summary Balance Sheet Data at December 31,

Total assets (before depreciation)	—	—	—	1,125	38,157

Total assets (after depreciation)	—	—	—	N/A	37,432

Liabilities	—	—	—	(238)	(24,527)

Summary Income Statement Data (1)

Gross revenues	—	—	—	567	3,451

Operating expenses	—	—	—	(205)	(1,325)

Operating income	—	—	—	362	2,126

Interest expense	—	—	—	(138)	(538)
Non-operating, including depreciation and amortization	—	—	—	(353)	(2,812)

Net (loss)	—	—	—	(129)	(1,224)

Summary Cash Flows Data (1)

Cash provided by operating activities	—	—	—	418	1,604

Cash (used in) investing activities	—	—	—	(88)	(408)
Cash provided by (used in) financing activities	—	—	—	(57)	7,391

Net increase in cash	—	—	—	272	8,587

Amount and Source of Distributions

Cash distributions paid to investors (2)	—	—	—	—	7,617

(1)	Operating results and cash flow data represent 100% of the property results from Cottonwood Residential O.P., LP’s initial acquisition date forward.
(2)	Cash distributions may exceed cash generated due to funds set aside for capital improvements.

TABLE III

ANNUAL OPERATING RESULTS OF PRIOR PROGRAMS

(UNAUDITED)

Table III sets forth the annual operating results of prior real estate programs during the five years ending December 31, 2015. All figures are as of December 31, 2015 (amounts in dollars and thousands).

Sanctuary at Highland Oaks
	2011	2012	2013	2014	2015
Summary Balance Sheet Data at December 31,

Total assets (before depreciation)	—	—	—	—	52,703

Total assets (after depreciation)	—	—	—	—	51,870

Liabilities	—	—	—	—	(34,284)

Summary Income Statement Data (1)

Gross revenues	—	—	—	—	2,488

Operating expenses	—	—	—	—	(1,055)

Operating income	—	—	—	—	1,433

Interest expense	—	—	—	—	(324)
Non-operating, including depreciation and amortization	—	—	—	—	(2,271)

Net (loss)	—	—	—	—	(1,161)

Summary Cash Flows Data (1)

Cash provided by operating activities	—	—	—	—	1,860

Cash (used in) investing activities	—	—	—	—	(206)
Cash provided by (used in) financing activities	—	—	—	—	—

Net increase in cash	—	—	—	—	1,654

Amount and Source of Distributions

Cash distributions paid to investors(2)	—	—	—	—	48

(1)	Operating results and cash flow data represent 100% of the property results from Cottonwood Residential O.P., LP’s initial acquisition date forward.
(2)	Cash distributions may exceed cash generated due to funds set aside for capital improvements.

TABLE III

ANNUAL OPERATING RESULTS OF PRIOR PROGRAMS

(UNAUDITED)

Table III sets forth the annual operating results of prior real estate programs during the five years ending December 31, 2015. All figures are as of December 31, 2015 (amounts in dollars and thousands).

Summer Park
	2011	2012	2013	2014	2015
Summary Balance Sheet Data at December 31,

Total assets (before depreciation)	—	—	—	40,592	41,683

Total assets (after depreciation)	—	—	—	40,226	40,322

Liabilities	—	—	—	(21,274)	(22,965)

Summary Income Statement Data (1)

Gross revenues	—	—	—	1,505	4,313

Operating expenses	—	—	—	(586)	(1,677)

Operating income	—	—	—	919	2,636

Interest expense	—	—	—	(403)	(1,091)
Non-operating, including depreciation and amortization	—	—	—	(438)	(1,641)

Net income (loss)	—	—	—	78	(97)

Summary Cash Flows Data (1)

Cash provided by operating activities	—	—	—	418	1,565

Cash (used in) investing activities	—	—	—	(135)	(193)
Cash provided by (used in) financing activities	—	—	—	(164)	1,726

Net increase in cash	—	—	—	119	3,098

Amount and Source of Distributions

Cash distributions paid to investors (2)	—	—	—	403	1,972

(1)	Operating results and cash flow data represent 100% of the property results from Cottonwood Residential O.P., LP’s initial acquisition date forward.
(2)	Cash distributions may exceed cash generated due to funds set aside for capital improvements.

TABLE III-A

ANNUAL OPERATING RESULTS OF REAL ESTATE OWNED

BY COTTONWOOD RESIDENTIAL O.P., LP

(UNAUDITED)

Table III-A sets forth the annual operating results of real estate acquired by Cottonwood Residential O.P., LP during the five years ending December 31, 2015. All figures are as of December 31, 2015 (amounts in dollars and thousands, except for ownership percentage). All information is based on the aggregate cash flow from the property. In some instances, Cottonwood Residential O.P., LP owns less than 100% of the applicable property (see line 1 below).

1070 Main
	2011	2012	2013	2014	2015
Cottonwood Residential O.P., LP ownership at year end	0.00%	0.00%	0.00%	100.00%	100.00%
Initial Acquisition Date: 11/17/2014

Selected Operating Results(1)

Operating revenues	—	—	—	403	3,613

Operating expenses	—	—	—	(187)	(1,652)

Interest expense	—	—	—	(91)	(1,038)

Operating income	—	—	—	124	924

Net income (loss) - GAAP basis	—	—	—	(64)	(404)

Summary Statements of Cash Flows (1)

Cash flows provided by operating activities	—	—	—	147	1,088

Cash flows (used in) investing activities	—	—	—	(109)	(2,101)

Cash flows (used in) financing activities	—	—	—	(38)	(205)

Amount and Source of Distributions
Amount of cash distributions paid to common stockholders	N/A	N/A	N/A	N/A	N/A
Amount of reinvested distributions paid to common stockholders	N/A	N/A	N/A	N/A	N/A

Total distributions paid to common stockholders	N/A	N/A	N/A	N/A	N/A

Source of Distributions (per $1,000 invested):
From operations	N/A	N/A	N/A	N/A	N/A
From sales of properties	N/A	N/A	N/A	N/A	N/A
From debt financing	N/A	N/A	N/A	N/A	N/A
From all other sources	N/A	N/A	N/A	N/A	N/A

Summary Balance Sheet at December 31,
Total assets (before depreciation/amortization)	—	—	—	25,008	27,026
Total assets (after depreciation/amortization)	—	—	—	24,908	26,012

Total liabilities	—	—	—	(17,365)	(16,852)

Share Valuation

Estimated per share at December 31,	N/A	N/A	N/A	N/A	N/A

(1)	Operating Results and Cash Flow data represent 100% of the property results from Cottonwood Residential O.P., LP’s initial acquisition date forward.

TABLE III-A

ANNUAL OPERATING RESULTS OF REAL ESTATE OWNED

BY COTTONWOOD RESIDENTIAL O.P., LP

(UNAUDITED)

Table III-A sets forth the annual operating results of real estate acquired by Cottonwood Residential O.P., LP during the five years ending December 31, 2015. All figures are as of December 31, 2015 (amounts in dollars and thousands, except for ownership percentage). All information is based on the aggregate cash flow from the property. In some instances, Cottonwood Residential O.P., LP owns less than 100% of the applicable property (see line 1 below).

Appling Lakes
	2011	2012	2013	2014	2015
Cottonwood Residential O.P., LP ownership at year end	0.00%	74.60%	74.60%	74.60%	74.60%
Initial Acquisition Date: 5/17/2012

Selected Operating Results(1)

Operating revenues	—	2,040	3,377	3,402	3,462

Operating expenses	—	(909)	(1,479)	(1,396)	(1,408)

Interest expense	—	(455)	(720)	(718)	(706)

Operating income	—	676	1,178	1,288	1,348

Net income (loss) - GAAP basis	—	(144)	(4)	88	28

Summary Statements of Cash Flows (1)

Cash flows provided by operating activities	—	1,256	1,246	1,226	1,358

Cash flows (used in) investing activities	—	(210)	(308)	(543)	(259)

Cash flows (used in) financing activities	—	—	—	(181)	(374)

Amount and Source of Distributions
Amount of cash distributions paid to common stockholders	N/A	N/A	N/A	N/A	N/A
Amount of reinvested distributions paid to common stockholders	N/A	N/A	N/A	N/A	N/A

Total distributions paid to common stockholders	N/A	N/A	N/A	N/A	N/A

Source of Distributions (per $1,000 invested):
From operations	N/A	N/A	N/A	N/A	N/A
From sales of properties	N/A	N/A	N/A	N/A	N/A
From debt financing	N/A	N/A	N/A	N/A	N/A
From all other sources	N/A	N/A	N/A	N/A	N/A

Summary Balance Sheet at December 31,
Total assets (before depreciation/amortization)	—	27,955	28,226	28,787	29,326
Total assets (after depreciation/amortization)	—	27,301	26,506	25,955	25,336

Total liabilities	—	(20,539)	(20,588)	(20,408)	(20,109)

Share Valuation

Estimated per share at December 31,	N/A	N/A	N/A	N/A	N/A

(1)	Operating Results and Cash Flow data represent 100% of the property results from Cottonwood Residential O.P., LP’s initial acquisition date forward.

TABLE III-A

ANNUAL OPERATING RESULTS OF REAL ESTATE OWNED

BY COTTONWOOD RESIDENTIAL O.P., LP

(UNAUDITED)

Table III-A sets forth the annual operating results of real estate acquired by Cottonwood Residential O.P., LP during the five years ending December 31, 2015. All figures are as of December 31, 2015 (amounts in dollars and thousands, except for ownership percentage). All information is based on the aggregate cash flow from the property. In some instances, Cottonwood Residential O.P., LP owns less than 100% of the applicable property (see line 1 below).

Alicante Villa
	2011	2012	2013	2014	2015
Cottonwood Residential O.P., LP ownership at year end	0.00%	0.00%	0.00%	0.00%	30.00%
Initial Acquisition Date: 2/2/2015

Selected Operating Results(1)

Operating revenues	—	—	—	—	2,342

Operating expenses	—	—	—	—	(971)

Interest expense	—	—	—	—	(419)

Operating income	—	—	—	—	952

Net income (loss) - GAAP basis	—	—	—	—	(1,155)

Summary Statements of Cash Flows (1)

Cash flows provided by operating activities	—	—	—	—	1,025

Cash flows (used in) investing activities	—	—	—	—	(1,409)

Cash flows provided by (used in) financing activities	—	—	—	—	—

Amount and Source of Distributions
Amount of cash distributions paid to common stockholders	N/A	N/A	N/A	N/A	N/A
Amount of reinvested distributions paid to common stockholders	N/A	N/A	N/A	N/A	N/A

Total distributions paid to common stockholders	N/A	N/A	N/A	N/A	N/A

Source of Distributions (per $1,000 invested):
From operations	N/A	N/A	N/A	N/A	N/A
From sales of properties	N/A	N/A	N/A	N/A	N/A
From debt financing	N/A	N/A	N/A	N/A	N/A
From all other sources	N/A	N/A	N/A	N/A	N/A

Summary Balance Sheet at December 31,
Total assets (before depreciation/amortization)	—	—	—	—	32,507
Total assets (after depreciation/amortization)	—	—	—	—	30,511

Total liabilities	—	—	—	—	(20,664)

Share Valuation

Estimated per share at December 31,	N/A	N/A	N/A	N/A	N/A

(1)	Operating Results and Cash Flow data represent 100% of the property results from Cottonwood Residential O.P., LP’s initial acquisition date forward.

TABLE III-A

ANNUAL OPERATING RESULTS OF REAL ESTATE OWNED

BY COTTONWOOD RESIDENTIAL O.P., LP

(UNAUDITED)

Table III-A sets forth the annual operating results of real estate acquired by Cottonwood Residential O.P., LP during the five years ending December 31, 2015. All figures are as of December 31, 2015 (amounts in dollars and thousands, except for ownership percentage). All information is based on the aggregate cash flow from the property. In some instances, Cottonwood Residential O.P., LP owns less than 100% of the applicable property (see line 1 below).

Arbors at Fairview
	2011	2012	2013	2014	2015
Cottonwood Residential O.P., LP ownership at year end	0.00%	0.00%	0.00%	0.00%	61.18%
Initial Acquisition Date: 4/23/2015

Selected Operating Results(1)

Operating revenues	—	—	—	—	1,527

Operating expenses	—	—	—	—	(725)

Interest expense	—	—	—	—	(429)

Operating income	—	—	—	—	374

Net income (loss) - GAAP basis	—	—	—	—	(204)

Summary Statements of Cash Flows (1)

Cash flows provided by operating activities	—	—	—	—	537

Cash flows (used in) investing activities	—	—	—	—	(204)

Cash flows (used in) financing activities	—	—	—	—	(120)

Amount and Source of Distributions
Amount of cash distributions paid to common stockholders	N/A	N/A	N/A	N/A	N/A
Amount of reinvested distributions paid to common stockholders	N/A	N/A	N/A	N/A	N/A

Total distributions paid to common stockholders	N/A	N/A	N/A	N/A	N/A

Source of Distributions (per $1,000 invested):
From operations	N/A	N/A	N/A	N/A	N/A
From sales of properties	N/A	N/A	N/A	N/A	N/A
From debt financing	N/A	N/A	N/A	N/A	N/A
From all other sources	N/A	N/A	N/A	N/A	N/A

Summary Balance Sheet at December 31,
Total assets (before depreciation/amortization)	—	—	—	—	17,231
Total assets (after depreciation/amortization)	—	—	—	—	16,790

Total liabilities	—	—	—	—	(10,239)

Share Valuation

Estimated per share at December 31,	N/A	N/A	N/A	N/A	N/A

(1)	Operating Results and Cash Flow data represent 100% of the property results from Cottonwood Residential O.P., LP’s initial acquisition date forward.

TABLE III-A

ANNUAL OPERATING RESULTS OF REAL ESTATE OWNED

BY COTTONWOOD RESIDENTIAL O.P., LP

(UNAUDITED)

Table III-A sets forth the annual operating results of real estate acquired by Cottonwood Residential O.P., LP during the five years ending December 31, 2015. All figures are as of December 31, 2015 (amounts in dollars and thousands, except for ownership percentage). All information is based on the aggregate cash flow from the property. In some instances, Cottonwood Residential O.P., LP owns less than 100% of the applicable property (see line 1 below).

Blue Swan
	2011	2012	2013	2014	2015
Cottonwood Residential O.P., LP ownership at year end	41.12%	41.12%	41.12%	41.12%	100.00%
Initial Acquisition Date: 9/27/2011

Selected Operating Results(1)

Operating revenues	2,213	2,363	2,457	2,549	2,658

Operating expenses	(1,161)	(1,180)	(1,244)	(1,284)	(1,410)

Interest expense	(570)	(567)	(559)	(551)	(461)

Operating income	481	616	655	714	787

Net income (loss) - GAAP basis	307	328	345	381	1

Summary Statements of Cash Flows (1)

Cash flows provided by operating activities	495	591	626	714	1,187

Cash flows provided by (used in) investing activities	(16)	33	(58)	108	(274)

Cash flows (used in) financing activities	(19)	(117)	(125)	(133)	(104)

Amount and Source of Distributions
Amount of cash distributions paid to common stockholders	N/A	N/A	N/A	N/A	N/A
Amount of reinvested distributions paid to common stockholders	N/A	N/A	N/A	N/A	N/A

Total distributions paid to common stockholders	N/A	N/A	N/A	N/A	N/A

Source of Distributions (per $1,000 invested):
From operations	N/A	N/A	N/A	N/A	N/A
From sales of properties	N/A	N/A	N/A	N/A	N/A
From debt financing	N/A	N/A	N/A	N/A	N/A
From all other sources	N/A	N/A	N/A	N/A	N/A

Summary Balance Sheet at December 31,
Total assets (before depreciation/amortization)	16,496	16,552	16,569	16,629	18,486
Total assets (after depreciation/amortization)	16,143	15,663	15,123	14,609	18,364

Total liabilities	(10,932)	(10,543)	(10,150)	(9,784)	(10,645)

Share Valuation

Estimated per share at December 31,	N/A	N/A	N/A	N/A	N/A

(1)	Operating Results and Cash Flow data represent 100% of the property results from Cottonwood Residential O.P., LP’s initial acquisition date forward.

TABLE III-A

ANNUAL OPERATING RESULTS OF REAL ESTATE OWNED

BY COTTONWOOD RESIDENTIAL O.P., LP

(UNAUDITED)

Table III-A sets forth the annual operating results of real estate acquired by Cottonwood Residential O.P., LP during the five years ending December 31, 2015. All figures are as of December 31, 2015 (amounts in dollars and thousands, except for ownership percentage). All information is based on the aggregate cash flow from the property. In some instances, Cottonwood Residential O.P., LP owns less than 100% of the applicable property (see line 1 below).

Bluffs at Vista Ridge
	2011	2012	2013	2014	2015
Cottonwood Residential O.P., LP ownership at year end	0.00%	0.00%	0.00%	0.00%	100.00%
Initial Acquisition Date: 9/4/2015

Selected Operating Results(1)

Operating revenues	—	—	—	—	870

Operating expenses	—	—	—	—	(593)

Interest expense	—	—	—	—	(329)

Operating (loss)	—	—	—	—	(52)

Net income (loss) - GAAP basis	—	—	—	—	(933)

Summary Statements of Cash Flows (1)

Cash flows (used in) operating activities	—	—	—	—	(223)

Cash flows (used in) investing activities	—	—	—	—	(204)

Cash flows (used in) financing activities	—	—	—	—	(73)

Amount and Source of Distributions
Amount of cash distributions paid to common stockholders	N/A	N/A	N/A	N/A	N/A
Amount of reinvested distributions paid to common stockholders	N/A	N/A	N/A	N/A	N/A

Total distributions paid to common stockholders	N/A	N/A	N/A	N/A	N/A

Source of Distributions (per $1,000 invested):
From operations	N/A	N/A	N/A	N/A	N/A
From sales of properties	N/A	N/A	N/A	N/A	N/A
From debt financing	N/A	N/A	N/A	N/A	N/A
From all other sources	N/A	N/A	N/A	N/A	N/A

Summary Balance Sheet at December 31,
Total assets (before depreciation/amortization)	—	—	—	—	27,363
Total assets (after depreciation/amortization)	—	—	—	—	27,093

Total liabilities	—	—	—	—	(17,183)

Share Valuation

Estimated per share at December 31,	N/A	N/A	N/A	N/A	N/A

(1)	Operating Results and Cash Flow data represent 100% of the property results from Cottonwood Residential O.P., LP’s initial acquisition date forward.

TABLE III-A

ANNUAL OPERATING RESULTS OF REAL ESTATE OWNED

BY COTTONWOOD RESIDENTIAL O.P., LP

(UNAUDITED)

Table III-A sets forth the annual operating results of real estate acquired by Cottonwood Residential O.P., LP during the five years ending December 31, 2015. All figures are as of December 31, 2015 (amounts in dollars and thousands, except for ownership percentage). All information is based on the aggregate cash flow from the property. In some instances, Cottonwood Residential O.P., LP owns less than 100% of the applicable property (see line 1 below).

Brentridge
	2011	2012	2013	2014	2015
Cottonwood Residential O.P., LP ownership at year end	0.00%	0.00%	0.00%	0.00%	36.63%
Initial Acquisition Date: 6/22/2015

Selected Operating Results(1)

Operating revenues	—	—	—	—	1,843

Operating expenses	—	—	—	—	(793)

Interest expense	—	—	—	—	(473)

Operating income	—	—	—	—	576

Net income (loss) - GAAP basis	—	—	—	—	(292)

Summary Statements of Cash Flows (1)

Cash flows provided by operating activities	—	—	—	—	751

Cash flows (used in) investing activities	—	—	—	—	(152)

Cash flows (used in) financing activities	—	—	—	—	(79)

Amount and Source of Distributions
Amount of cash distributions paid to common stockholders	N/A	N/A	N/A	N/A	N/A
Amount of reinvested distributions paid to common stockholders	N/A	N/A	N/A	N/A	N/A

Total distributions paid to common stockholders	N/A	N/A	N/A	N/A	N/A

Source of Distributions (per $1,000 invested):
From operations	N/A	N/A	N/A	N/A	N/A
From sales of properties	N/A	N/A	N/A	N/A	N/A
From debt financing	N/A	N/A	N/A	N/A	N/A
From all other sources	N/A	N/A	N/A	N/A	N/A

Summary Balance Sheet at December 31,
Total assets (before depreciation/amortization)	—	—	—	—	28,451
Total assets (after depreciation/amortization)	—	—	—	—	27,908

Total liabilities	—	—	—	—	(12,796)

Share Valuation

Estimated per share at December 31,	N/A	N/A	N/A	N/A	N/A

(1)	Operating Results and Cash Flow data represent 100% of the property results from Cottonwood Residential O.P., LP’s initial acquisition date forward.

TABLE III-A

ANNUAL OPERATING RESULTS OF REAL ESTATE OWNED

BY COTTONWOOD RESIDENTIAL O.P., LP

(UNAUDITED)

Table III-A sets forth the annual operating results of real estate acquired by Cottonwood Residential O.P., LP during the five years ending December 31, 2015. All figures are as of December 31, 2015 (amounts in dollars and thousands, except for ownership percentage). All information is based on the aggregate cash flow from the property. In some instances, Cottonwood Residential O.P., LP owns less than 100% of the applicable property (see line 1 below).

Brook Highland Place
	2011	2012(2)	2013	2014	2015
Cottonwood Residential O.P., LP ownership at year end	0.00%	47.42%	83.10%	83.10%	83.10%
Initial Acquisition Date: 9/10/2012

Selected Operating Results(1)

Operating revenues	—	1,226	3,799	3,822	3,840

Operating expenses	—	(611)	(1,841)	(1,860)	(2,105)

Interest expense	—	(163)	(346)	(580)	(569)

Operating income	—	452	1,611	1,382	1,166

Net income (loss) - GAAP basis	—	(37)	48	403	82

Summary Statements of Cash Flows (1)

Cash flows provided by operating activities	—	566	1,611	1,453	1,128

Cash flows provided by (used in) investing activities	—	26	(484)	(661)	(654)

Cash flows (used in) financing activities	—	(123)	(352)	(314)	(326)

Amount and Source of Distributions
Amount of cash distributions paid to common stockholders	N/A	N/A	N/A	N/A	N/A
Amount of reinvested distributions paid to common stockholders	N/A	N/A	N/A	N/A	N/A

Total distributions paid to common stockholders	N/A	N/A	N/A	N/A	N/A

Source of Distributions (per $1,000 invested):
From operations	N/A	N/A	N/A	N/A	N/A
From sales of properties	N/A	N/A	N/A	N/A	N/A
From debt financing	N/A	N/A	N/A	N/A	N/A
From all other sources	N/A	N/A	N/A	N/A	N/A

Summary Balance Sheet at December 31,
Total assets (before depreciation/amortization)	—	1,061	27,377	27,944	28,529
Total assets (after depreciation/amortization)	—	1,042	26,816	26,440	25,987

Total liabilities	—	(1,183)	(16,626)	(16,426)	(16,030)

Share Valuation

Estimated per share at December 31,	N/A	N/A	N/A	N/A	N/A

(1)	Operating Results and Cash Flow data represent 100% of the property results from Cottonwood Residential O.P., LP’s initial acquisition date forward.
(2)	Brook Highland Place was operating under a Master Lease Agreement in 2012. Mortgage, land, building and other fixed assets were not recorded at the property.

TABLE III-A

ANNUAL OPERATING RESULTS OF REAL ESTATE OWNED

BY COTTONWOOD RESIDENTIAL O.P., LP

(UNAUDITED)

Table III-A sets forth the annual operating results of real estate acquired by Cottonwood Residential O.P., LP during the five years ending December 31, 2015. All figures are as of December 31, 2015 (amounts in dollars and thousands, except for ownership percentage). All information is based on the aggregate cash flow from the property. In some instances, Cottonwood Residential O.P., LP owns less than 100% of the applicable property (see line 1 below).

Camelot
	2011	2012	2013	2014	2015
Cottonwood Residential O.P., LP ownership at year end	42.04%	42.04%	42.04%	42.04%	42.04%
Initial Acquisition Date: 3/25/2011

Selected Operating Results(1)

Operating revenues	3,724	3,875	3,878	3,836	3,901

Operating expenses	(1,718)	(1,671)	(1,814)	(1,751)	(1,874)

Interest expense	(1,124)	(1,110)	(1,089)	(1,071)	(1,051)

Operating income	883	1,094	974	1,014	976

Net income (loss) - GAAP basis	363	461	312	335	288

Summary Statements of Cash Flows (1)

Cash flows provided by operating activities	961	1,083	978	981	991

Cash flows (used in) investing activities	(163)	(278)	(303)	(308)	(198)

Cash flows (used in) financing activities	(291)	(305)	(325)	(344)	(363)

Amount and Source of Distributions
Amount of cash distributions paid to common stockholders	N/A	N/A	N/A	N/A	N/A
Amount of reinvested distributions paid to common stockholders	N/A	N/A	N/A	N/A	N/A

Total distributions paid to common stockholders	N/A	N/A	N/A	N/A	N/A

Source of Distributions (per $1,000 invested):
From operations	N/A	N/A	N/A	N/A	N/A
From sales of properties	N/A	N/A	N/A	N/A	N/A
From debt financing	N/A	N/A	N/A	N/A	N/A
From all other sources	N/A	N/A	N/A	N/A	N/A

Summary Balance Sheet at December 31,
Total assets (before depreciation/amortization)	25,566	25,886	26,091	26,333	26,809
Total assets (after depreciation/amortization)	24,435	23,922	23,267	22,637	22,240

Total liabilities	(21,360)	(20,838)	(20,381)	(19,744)	(19,224)

Share Valuation

Estimated per share at December 31,	N/A	N/A	N/A	N/A	N/A

(1)	Operating Results and Cash Flow data represent 100% of the property results from Cottonwood Residential O.P., LP’s initial acquisition date forward.

TABLE III-A

ANNUAL OPERATING RESULTS OF REAL ESTATE OWNED

BY COTTONWOOD RESIDENTIAL O.P., LP

(UNAUDITED)

Table III-A sets forth the annual operating results of real estate acquired by Cottonwood Residential O.P., LP during the five years ending December 31, 2015. All figures are as of December 31, 2015 (amounts in dollars and thousands, except for ownership percentage). All information is based on the aggregate cash flow from the property. In some instances, Cottonwood Residential O.P., LP owns less than 100% of the applicable property (see line 1 below).

Cason Estates
	2011	2012	2013	2014	2015
Cottonwood Residential O.P., LP ownership at year end	0.00%	12.72%	12.72%	61.65%	61.65%
Initial Acquisition Date: 12/31/2012

Selected Operating Results(1)

Operating revenues	—	244	3,038	3,190	3,339

Operating expenses	—	(90)	(1,154)	(1,213)	(1,281)

Interest expense	—	(81)	(949)	(938)	(913)

Operating income	—	72	935	1,039	1,145

Net income (loss) - GAAP basis	—	(39)	710	693	791

Summary Statements of Cash Flows (1)

Cash flows provided by (used in) operating activities	—	(408)	935	1,044	1,134

Cash flows (used in) investing activities	—	(6)	(144)	(504)	(239)

Cash flows (used in) financing activities	—	(28)	(232)	(248)	(265)

Amount and Source of Distributions
Amount of cash distributions paid to common stockholders	N/A	N/A	N/A	N/A	N/A
Amount of reinvested distributions paid to common stockholders	N/A	N/A	N/A	N/A	N/A

Total distributions paid to common stockholders	N/A	N/A	N/A	N/A	N/A

Source of Distributions (per $1,000 invested):
From operations	N/A	N/A	N/A	N/A	N/A
From sales of properties	N/A	N/A	N/A	N/A	N/A
From debt financing	N/A	N/A	N/A	N/A	N/A
From all other sources	N/A	N/A	N/A	N/A	N/A

Summary Balance Sheet at December 31,
Total assets (before depreciation/amortization)	—	22,585	22,831	23,375	23,511
Total assets (after depreciation/amortization)	—	22,473	21,998	21,775	21,114

Total liabilities	—	(16,757)	(16,065)	(15,735)	(14,993)

Share Valuation

Estimated per share at December 31,	N/A	N/A	N/A	N/A	N/A

(1)	Operating Results and Cash Flow data represent 100% of the property results from Cottonwood Residential O.P., LP’s initial acquisition date forward.

TABLE III-A

ANNUAL OPERATING RESULTS OF REAL ESTATE OWNED

BY COTTONWOOD RESIDENTIAL O.P., LP

(UNAUDITED)

Table III-A sets forth the annual operating results of real estate acquired by Cottonwood Residential O.P., LP during the five years ending December 31, 2015. All figures are as of December 31, 2015 (amounts in dollars and thousands, except for ownership percentage). All information is based on the aggregate cash flow from the property. In some instances, Cottonwood Residential O.P., LP owns less than 100% of the applicable property (see line 1 below).

Cottonwood
	2011	2012	2013	2014	2015
Cottonwood Residential O.P., LP ownership at year end	46.40%	46.40%	46.40%	46.40%	72.77%
Initial Acquisition Date: 9/27/2010

Selected Operating Results(1)

Operating revenues	2,471	2,519	2,627	2,810	2,838

Operating expenses	(979)	(984)	(1,041)	(1,046)	(1,099)

Interest expense	(917)	(919)	(903)	(891)	(878)

Operating income	575	616	682	873	861

Net income (loss) - GAAP basis	(79)	(50)	(1)	156	141

Summary Statements of Cash Flows (1)

Cash flows provided by operating activities	616	650	695	878	1,069

Cash flows (used in) investing activities	(31)	(60)	(2)	(161)	(355)

Cash flows (used in) financing activities	—	(128)	(204)	(216)	(229)

Amount and Source of Distributions
Amount of cash distributions paid to common stockholders	N/A	N/A	N/A	N/A	N/A
Amount of reinvested distributions paid to common stockholders	N/A	N/A	N/A	N/A	N/A

Total distributions paid to common stockholders	N/A	N/A	N/A	N/A	N/A

Source of Distributions (per $1,000 invested):
From operations	N/A	N/A	N/A	N/A	N/A
From sales of properties	N/A	N/A	N/A	N/A	N/A
From debt financing	N/A	N/A	N/A	N/A	N/A
From all other sources	N/A	N/A	N/A	N/A	N/A

Summary Balance Sheet at December 31,
Total assets (before depreciation/amortization)	23,459	23,546	23,612	23,978	24,426
Total assets (after depreciation/amortization)	22,418	21,808	21,160	20,795	20,493

Total liabilities	(16,352)	(16,259)	(16,029)	(15,825)	(15,518)

Share Valuation

Estimated per share at December 31,	N/A	N/A	N/A	N/A	N/A

(1)	Operating Results and Cash Flow data represent 100% of the property results from Cottonwood Residential O.P., LP’s initial acquisition date forward.

TABLE III-A

ANNUAL OPERATING RESULTS OF REAL ESTATE OWNED

BY COTTONWOOD RESIDENTIAL O.P., LP

(UNAUDITED)

Table III-A sets forth the annual operating results of real estate acquired by Cottonwood Residential O.P., LP during the five years ending December 31, 2015. All figures are as of December 31, 2015 (amounts in dollars and thousands, except for ownership percentage). All information is based on the aggregate cash flow from the property. In some instances, Cottonwood Residential O.P., LP owns less than 100% of the applicable property (see line 1 below).

Courtney Manor
	2011	2012	2013	2014	2015
Cottonwood Residential O.P., LP ownership at year end	0.00%	0.00%	0.00%	0.00%	90.45%
Initial Acquisition Date: 6/30/2015

Selected Operating Results(1)

Operating revenues	—	—	—	—	2,280

Operating expenses	—	—	—	—	(1,027)

Interest expense	—	—	—	—	(770)

Operating income	—	—	—	—	484

Net income (loss) - GAAP basis	—	—	—	—	(557)

Summary Statements of Cash Flows (1)

Cash flows provided by operating activities	—	—	—	—	256

Cash flows (used in) investing activities	—	—	—	—	(293)

Cash flows (used in) financing activities	—	—	—	—	(186)

Amount and Source of Distributions
Amount of cash distributions paid to common stockholders	N/A	N/A	N/A	N/A	N/A
Amount of reinvested distributions paid to common stockholders	N/A	N/A	N/A	N/A	N/A

Total distributions paid to common stockholders	N/A	N/A	N/A	N/A	N/A

Source of Distributions (per $1,000 invested):
From operations	N/A	N/A	N/A	N/A	N/A
From sales of properties	N/A	N/A	N/A	N/A	N/A
From debt financing	N/A	N/A	N/A	N/A	N/A
From all other sources	N/A	N/A	N/A	N/A	N/A

Summary Balance Sheet at December 31,
Total assets (before depreciation/amortization)	—	—	—	—	44,516
Total assets (after depreciation/amortization)	—	—	—	—	43,714

Total liabilities	—	—	—	—	(22,225)

Share Valuation

Estimated per share at December 31,	N/A	N/A	N/A	N/A	N/A

(1)	Operating Results and Cash Flow data represent 100% of the property results from Cottonwood Residential O.P., LP’s initial acquisition date forward.

TABLE III-A

ANNUAL OPERATING RESULTS OF REAL ESTATE OWNED

BY COTTONWOOD RESIDENTIAL O.P., LP

(UNAUDITED)

Table III-A sets forth the annual operating results of real estate acquired by Cottonwood Residential O.P., LP during the five years ending December 31, 2015. All figures are as of December 31, 2015 (amounts in dollars and thousands, except for ownership percentage). All information is based on the aggregate cash flow from the property. In some instances, Cottonwood Residential O.P., LP owns less than 100% of the applicable property (see line 1 below).

Courtney Oaks
	2011	2012	2013	2014(2)	2015
Cottonwood Residential O.P., LP ownership at year end	0.00%	0.00%	0.00%	86.88%	91.14%
Initial Acquisition Date: 11/7/2014

Selected Operating Results(1)

Operating revenues	—	—	—	567	3,451

Operating expenses	—	—	—	(205)	(1,325)

Interest expense	—	—	—	(138)	(538)

Operating income	—	—	—	224	1,588

Net income (loss) - GAAP basis	—	—	—	(129)	(1,224)

Summary Statements of Cash Flows (1)

Cash flows provided by operating activities	—	—	—	418	1,604

Cash flows (used in) investing activities	—	—	—	(88)	(408)

Cash flows provided by (used in) financing activities	—	—	—	(57)	7,391

Amount and Source of Distributions
Amount of cash distributions paid to common stockholders	N/A	N/A	N/A	N/A	N/A
Amount of reinvested distributions paid to common stockholders	N/A	N/A	N/A	N/A	N/A

Total distributions paid to common stockholders	N/A	N/A	N/A	N/A	N/A

Source of Distributions (per $1,000 invested):
From operations	N/A	N/A	N/A	N/A	N/A
From sales of properties	N/A	N/A	N/A	N/A	N/A
From debt financing	N/A	N/A	N/A	N/A	N/A
From all other sources	N/A	N/A	N/A	N/A	N/A

Summary Balance Sheet at December 31,
Total assets (before depreciation/amortization)	—	—	—	1,125	38,157
Total assets (after depreciation/amortization)(3)	—	—	—	N/A	37,432

Total liabilities	—	—	—	(238)	(24,527)

Share Valuation

Estimated per share at December 31,	N/A	N/A	N/A	N/A	N/A

(1)	Operating Results and Cash Flow data represent 100% of the property results from Cottonwood Residential O.P., LP’s initial acquisition date forward.
(2)	Courtney Oaks was operating under a Master Lease Agreement in 2014. Mortgage, land, building and other fixed assets were not recorded at the property.
(3)	No depreciation calculated in 2014.

TABLE III-A

ANNUAL OPERATING RESULTS OF REAL ESTATE OWNED

BY COTTONWOOD RESIDENTIAL O.P., LP

(UNAUDITED)

Table III-A sets forth the annual operating results of real estate acquired by Cottonwood Residential O.P., LP during the five years ending December 31, 2015. All figures are as of December 31, 2015 (amounts in dollars and thousands, except for ownership percentage). All information is based on the aggregate cash flow from the property. In some instances, Cottonwood Residential O.P., LP owns less than 100% of the applicable property (see line 1 below).

Enclave on Golden Triangle
	2011	2012	2013	2014	2015
Cottonwood Residential O.P., LP ownership at year end	0.00%	0.00%	43.50%	48.75%	48.75%
Initial Acquisition Date: 12/27/2013

Selected Operating Results(1)

Operating revenues	—	—	47	3,954	4,180

Operating expenses	—	—	(22)	(1,933)	(2,176)

Interest expense	—	—	(11)	(857)	(764)

Operating income	—	—	14	1,164	1,240

Net income (loss) - GAAP basis	—	—	(25)	(67)	122

Summary Statements of Cash Flows (1)

Cash flows provided by operating activities	—	—	155	1,345	1,313

Cash flows (used in) investing activities	—	—	(12)	(131)	(454)

Cash flows (used in) financing activities	—	—	(28)	(348)	(360)

Amount and Source of Distributions
Amount of cash distributions paid to common stockholders	N/A	N/A	N/A	N/A	N/A
Amount of reinvested distributions paid to common stockholders	N/A	N/A	N/A	N/A	N/A
Total distributions paid to common stockholders	N/A	N/A	N/A	N/A	N/A

Source of Distributions (per $1,000 invested):
From operations	N/A	N/A	N/A	N/A	N/A
From sales of properties	N/A	N/A	N/A	N/A	N/A
From debt financing	N/A	N/A	N/A	N/A	N/A
From all other sources	N/A	N/A	N/A	N/A	N/A

Summary Balance Sheet at December 31,
Total assets (before depreciation/amortization)	—	—	28,461	28,766	28,911
Total assets (after depreciation/amortization)	—	—	28,423	27,814	27,011

Total liabilities	—	—	(21,319)	(21,166)	(20,995)

Share Valuation
Estimated per share at December 31,	N/A	N/A	N/A	N/A	N/A

(1)	Operating Results and Cash Flow data represent 100% of the property results from Cottonwood Residential O.P., LP’s initial acquisition date forward.

TABLE III-A

ANNUAL OPERATING RESULTS OF REAL ESTATE OWNED

BY COTTONWOOD RESIDENTIAL O.P., LP

(UNAUDITED)

Table III-A sets forth the annual operating results of real estate acquired by Cottonwood Residential O.P., LP during the five years ending December 31, 2015. All figures are as of December 31, 2015 (amounts in dollars and thousands, except for ownership percentage). All information is based on the aggregate cash flow from the property. In some instances, Cottonwood Residential O.P., LP owns less than 100% of the applicable property (see line 1 below).

Fox Point
	2011	2012	2013	2014	2015
Cottonwood Residential O.P., LP ownership at year end	32.75%	32.75%	36.13%	36.13%	36.13%
Initial Acquisition Date: 10/20/2010

Selected Operating Results(1)

Operating revenues	3,715	3,862	3,893	4,040	4,313

Operating expenses	(1,371)	(1,370)	(1,490)	(1,501)	(1,586)

Interest expense	(1,366)	(1,353)	(1,331)	(1,312)	(1,292)

Operating income	978	1,140	1,072	1,227	1,435

Net income (loss) - GAAP basis	(103)	39	(45)	93	259

Summary Statements of Cash Flows (1)

Cash flows provided by operating activities	1,030	1,190	1,073	1,192	1,428

Cash flows (used in) investing activities	(263)	(356)	(328)	(403)	(449)

Cash flows (used in) financing activities	(273)	(286)	(307)	(326)	(346)

Amount and Source of Distributions
Amount of cash distributions paid to common stockholders	N/A	N/A	N/A	N/A	N/A
Amount of reinvested distributions paid to common stockholders	N/A	N/A	N/A	N/A	N/A

Total distributions paid to common stockholders	N/A	N/A	N/A	N/A	N/A

Source of Distributions (per $1,000 invested):
From operations	N/A	N/A	N/A	N/A	N/A
From sales of properties	N/A	N/A	N/A	N/A	N/A
From debt financing	N/A	N/A	N/A	N/A	N/A
From all other sources	N/A	N/A	N/A	N/A	N/A

Summary Balance Sheet at December 31,
Total assets (before depreciation/amortization)	36,461	36,935	37,347	37,776	38,354
Total assets (after depreciation/amortization)	34,231	33,514	32,717	31,921	31,248

Total liabilities	(23,475)	(23,147)	(22,803)	(22,290)	(21,947)

Share Valuation

Estimated per share at December 31,	N/A	N/A	N/A	N/A	N/A

(1)	Operating Results and Cash Flow data represent 100% of the property results from Cottonwood Residential O.P., LP’s initial acquisition date forward.

TABLE III-A

ANNUAL OPERATING RESULTS OF REAL ESTATE OWNED

BY COTTONWOOD RESIDENTIAL O.P., LP

(UNAUDITED)

Table III-A sets forth the annual operating results of real estate acquired by Cottonwood Residential O.P., LP during the five years ending December 31, 2015. All figures are as of December 31, 2015 (amounts in dollars and thousands, except for ownership percentage). All information is based on the aggregate cash flow from the property. In some instances, Cottonwood Residential O.P., LP owns less than 100% of the applicable property (see line 1 below).

Gables
	2011	2012	2013	2014	2015
Cottonwood Residential O.P., LP ownership at year end	39.91%	39.91%	39.91%	39.91%	39.91%
Initial Acquisition Date: 9/14/2011

Selected Operating Results(1)

Operating revenues	1,578	1,701	1,774	1,802	1,843

Operating expenses	(871)	(877)	(933)	(1,008)	(1,026)

Interest expense	(462)	(464)	(452)	(458)	(458)

Operating income	244	361	389	336	359

Net income (loss) - GAAP basis	76	113	144	72	77

Summary Statements of Cash Flows (1)

Cash flows provided by operating activities	475	123	349	339	348

Cash flows provided by (used in) investing activities	(191)	(51)	(309)	(229)	94
Cash flows provided by/(used in) financing activities	—	—	—	—	—

Amount and Source of Distributions
Amount of cash distributions paid to common stockholders	N/A	N/A	N/A	N/A	N/A
Amount of reinvested distributions paid to common stockholders	N/A	N/A	N/A	N/A	N/A

Total distributions paid to common stockholders	N/A	N/A	N/A	N/A	N/A

Source of Distributions (per $1,000 invested):
From operations	N/A	N/A	N/A	N/A	N/A
From sales of properties	N/A	N/A	N/A	N/A	N/A
From debt financing	N/A	N/A	N/A	N/A	N/A
From all other sources	N/A	N/A	N/A	N/A	N/A

Summary Balance Sheet at December 31,
Total assets (before depreciation/amortization)	11,453	11,468	11,615	12,054	12,373
Total assets (after depreciation/amortization)	11,042	10,650	10,370	10,357	10,209

Total liabilities	(8,932)	(8,562)	(8,353)	(8,423)	(8,273)

Share Valuation

Estimated per share at December 31,	N/A	N/A	N/A	N/A	N/A

(1)	Operating Results and Cash Flow data represent 100% of the property results from Cottonwood Residential O.P., LP’s initial acquisition date forward.

TABLE III-A

ANNUAL OPERATING RESULTS OF REAL ESTATE OWNED

BY COTTONWOOD RESIDENTIAL O.P., LP

(UNAUDITED)

Table III-A sets forth the annual operating results of real estate acquired by Cottonwood Residential O.P., LP during the five years ending December 31, 2015. All figures are as of December 31, 2015 (amounts in dollars and thousands, except for ownership percentage). All information is based on the aggregate cash flow from the property. In some instances, Cottonwood Residential O.P., LP owns less than 100% of the applicable property (see line 1 below).

Heights at Meridian
	2011	2012	2013	2014	2015
Cottonwood Residential O.P., LP ownership at year end	0.00%	0.00%	0.00%	0.00%	100.00%
Initial Acquisition Date: 4/30/2015

Selected Operating Results(1)

Operating revenues	—	—	—	—	2,882

Operating expenses	—	—	—	—	(1,242)

Interest expense	—	—	—	—	(388)

Operating income	—	—	—	—	1,252

Net income (loss) - GAAP basis	—	—	—	—	(1,469)

Summary Statements of Cash Flows (1)

Cash flows provided by operating activities	—	—	—	—	1,636

Cash flows (used in) investing activities	—	—	—	—	(45)

Cash flows (used in) financing activities	—	—	—	—	—

Amount and Source of Distributions
Amount of cash distributions paid to common stockholders	N/A	N/A	N/A	N/A	N/A
Amount of reinvested distributions paid to common stockholders	N/A	N/A	N/A	N/A	N/A

Total distributions paid to common stockholders	N/A	N/A	N/A	N/A	N/A

Source of Distributions (per $1,000 invested):
From operations	N/A	N/A	N/A	N/A	N/A
From sales of properties	N/A	N/A	N/A	N/A	N/A
From debt financing	N/A	N/A	N/A	N/A	N/A
From all other sources	N/A	N/A	N/A	N/A	N/A

Summary Balance Sheet at December 31,
Total assets (before depreciation/amortization)	—	—	—	—	57,435
Total assets (after depreciation/amortization)	—	—	—	—	56,033

Total liabilities	—	—	—	—	(40,404)

Share Valuation

Estimated per share at December 31,	N/A	N/A	N/A	N/A	N/A

(1)	Operating Results and Cash Flow data represent 100% of the property results from Cottonwood Residential O.P., LP’s initial acquisition date forward.

TABLE III-A

ANNUAL OPERATING RESULTS OF REAL ESTATE OWNED

BY COTTONWOOD RESIDENTIAL O.P., LP

(UNAUDITED)

Table III-A sets forth the annual operating results of real estate acquired by Cottonwood Residential O.P., LP during the five years ending December 31, 2015. All figures are as of December 31, 2015 (amounts in dollars and thousands, except for ownership percentage). All information is based on the aggregate cash flow from the property. In some instances, Cottonwood Residential O.P., LP owns less than 100% of the applicable property (see line 1 below).

Legacy Heights
	2011	2012	2013	2014	2015
Cottonwood Residential O.P., LP ownership at year end	0.00%	0.00%	0.00%	100.00%	100.00%
Initial Acquisition Date: 12/16/2014

Selected Operating Results(1)

Operating revenues	—	—	—	176	4,137

Operating expenses	—	—	—	(81)	(2,070)

Interest expense	—	—	—	(40)	(910)

Operating income	—	—	—	54	1,157

Net income (loss) - GAAP basis	—	—	—	(46)	(591)

Summary Statements of Cash Flows (1)

Cash flows provided by operating activities	—	—	—	62	1,199

Cash flows (used in) investing activities	—	—	—	—	(162)

Cash flows (used in) financing activities	—	—	—	(13)	(310)

Amount and Source of Distributions
Amount of cash distributions paid to common stockholders	N/A	N/A	N/A	N/A	N/A
Amount of reinvested distributions paid to common stockholders	N/A	N/A	N/A	N/A	N/A

Total distributions paid to common stockholders	N/A	N/A	N/A	N/A	N/A

Source of Distributions (per $1,000 invested):
From operations	N/A	N/A	N/A	N/A	N/A
From sales of properties	N/A	N/A	N/A	N/A	N/A
From debt financing	N/A	N/A	N/A	N/A	N/A
From all other sources	N/A	N/A	N/A	N/A	N/A

Summary Balance Sheet at December 31,
Total assets (before depreciation/amortization)	—	—	—	37,691	37,719
Total assets (after depreciation/amortization)	—	—	—	37,646	36,575

Total liabilities	—	—	—	(21,646)	(21,264)

Share Valuation

Estimated per share at December 31,	N/A	N/A	N/A	N/A	N/A

(1)	Operating Results and Cash Flow data represent 100% of the property results from Cottonwood Residential O.P., LP’s initial acquisition date forward.

TABLE III-A

ANNUAL OPERATING RESULTS OF REAL ESTATE OWNED

BY COTTONWOOD RESIDENTIAL O.P., LP

(UNAUDITED)

Table III-A sets forth the annual operating results of real estate acquired by Cottonwood Residential O.P., LP during the five years ending December 31, 2015. All figures are as of December 31, 2015 (amounts in dollars and thousands, except for ownership percentage). All information is based on the aggregate cash flow from the property. In some instances, Cottonwood Residential O.P., LP owns less than 100% of the applicable property (see line 1 below).

Lily Flagg
	2011	2012	2013	2014	2015
Cottonwood Residential O.P., LP ownership at year end	90.38%	90.38%	90.38%	90.38%	90.38%
Initial Acquisition Date: 3/2/2011

Selected Operating Results(1)

Operating revenues	2,574	3,187	3,250	3,197	3,217

Operating expenses	(1,058)	(1,335)	(1,380)	(1,424)	(1,439)

Interest expense	(733)	(872)	(854)	(841)	(827)

Operating income	784	980	1,015	931	951

Net income (loss) - GAAP basis	18	16	64	(16)	(112)

Summary Statements of Cash Flows (1)

Cash flows provided by operating activities	920	971	1,040	907	958

Cash flows (used in) investing activities	(220)	(169)	(553)	(245)	(297)

Cash flows (used in) financing activities	(210)	(223)	(238)	(251)	(264)

Amount and Source of Distributions
Amount of cash distributions paid to common stockholders	N/A	N/A	N/A	N/A	N/A
Amount of reinvested distributions paid to common stockholders	N/A	N/A	N/A	N/A	N/A

Total distributions paid to common stockholders	N/A	N/A	N/A	N/A	N/A

Source of Distributions (per $1,000 invested):
From operations	N/A	N/A	N/A	N/A	N/A
From sales of properties	N/A	N/A	N/A	N/A	N/A
From debt financing	N/A	N/A	N/A	N/A	N/A
From all other sources	N/A	N/A	N/A	N/A	N/A

Summary Balance Sheet at December 31,
Total assets (before depreciation/amortization)	23,008	23,208	23,578	23,990	24,340
Total assets (after depreciation/amortization)	22,341	21,639	21,089	20,526	19,864

Total liabilities	(16,438)	(16,358)	(16,228)	(15,830)	(15,547)

Share Valuation

Estimated per share at December 31,	N/A	N/A	N/A	N/A	N/A

(1)	Operating Results and Cash Flow data represent 100% of the property results from Cottonwood Residential O.P., LP’s initial acquisition date forward.

TABLE III-A

ANNUAL OPERATING RESULTS OF REAL ESTATE OWNED

BY COTTONWOOD RESIDENTIAL O.P., LP

(UNAUDITED)

Table III-A sets forth the annual operating results of real estate acquired by Cottonwood Residential O.P., LP during the five years ending December 31, 2015. All figures are as of December 31, 2015 (amounts in dollars and thousands, except for ownership percentage). All information is based on the aggregate cash flow from the property. In some instances, Cottonwood Residential O.P., LP owns less than 100% of the applicable property (see line 1 below).

Midtown Crossing
	2011	2012(2)	2013	2014	2015
Cottonwood Residential O.P., LP ownership at year end	0.00%	34.07%	68.56%	68.56%	68.56%
Initial Acquisition Date: 9/10/2012

Selected Operating Results(1)

Operating revenues	—	707	2,170	2,257	2,365

Operating expenses	—	(317)	(918)	(897)	(966)

Interest expense	—	(97)	(330)	(450)	(441)

Operating income	—	293	922	910	958

Net income (loss) - GAAP basis	—	(11)	(53)	(46)	33

Summary Statements of Cash Flows (1)

Cash flows provided by operating activities	—	481	1,316	1,068	975

Cash flows provided by (used in) investing activities	—	42	(517)	(347)	(317)

Cash flows (used in) financing activities	—	(88)	(247)	(194)	(202)

Amount and Source of Distributions
Amount of cash distributions paid to common stockholders	N/A	N/A	N/A	N/A	N/A
Amount of reinvested distributions paid to common stockholders	N/A	N/A	N/A	N/A	N/A

Total distributions paid to common stockholders	N/A	N/A	N/A	N/A	N/A

Source of Distributions (per $1,000 invested):
From operations	N/A	N/A	N/A	N/A	N/A
From sales of properties	N/A	N/A	N/A	N/A	N/A
From debt financing	N/A	N/A	N/A	N/A	N/A
From all other sources	N/A	N/A	N/A	N/A	N/A

Summary Balance Sheet at December 31,
Total assets (before depreciation/amortization)	—	1,020	23,934	24,398	24,706
Total assets (after depreciation/amortization)	—	999	23,828	23,424	22,814

Total liabilities	—	(360)	(11,309)	(11,279)	(11,009)

Share Valuation

Estimated per share at December 31,	N/A	N/A	N/A	N/A	N/A

(1)	Operating Results and Cash Flow data represent 100% of the property results from Cottonwood Residential O.P., LP’s initial acquisition date forward.
(2)	Midtown Crossing during 2012 was operating under a Master Lease Agreement in 2012. Mortgage, land, building and other fixed assets were not recorded at the property.

TABLE III-A

ANNUAL OPERATING RESULTS OF REAL ESTATE OWNED

BY COTTONWOOD RESIDENTIAL O.P., LP

(UNAUDITED)

Table III-A sets forth the annual operating results of real estate acquired by Cottonwood Residential O.P., LP during the five years ending December 31, 2015. All figures are as of December 31, 2015 (amounts in dollars and thousands, except for ownership percentage). All information is based on the aggregate cash flow from the property. In some instances, Cottonwood Residential O.P., LP owns less than 100% of the applicable property (see line 1 below).

Oak Ridge
	2011	2012	2013	2014	2015
Cottonwood Residential O.P., LP ownership at year end	43.74%	43.74%	43.74%	43.74%	48.44%
Initial Acquisition Date: 9/27/2010

Selected Operating Results(1)

Operating revenues	2,159	2,417	2,596	2,699	2,798

Operating expenses	(1,194)	(1,242)	(1,355)	(1,440)	(1,549)

Interest expense	(761)	(763)	(759)	(751)	(743)

Operating income	204	412	483	507	506

Net income (loss) - GAAP basis	(131)	58	104	116	87

Summary Statements of Cash Flows (1)

Cash flows provided by operating activities	242	395	536	573	529

Cash flows provided by (used in) investing activities	(93)	(89)	70	1	(291)

Cash flows (used in) financing activities	—	—	(82)	(120)	(128)

Amount and Source of Distributions
Amount of cash distributions paid to common stockholders	N/A	N/A	N/A	N/A	N/A
Amount of reinvested distributions paid to common stockholders	N/A	N/A	N/A	N/A	N/A

Total distributions paid to common stockholders	N/A	N/A	N/A	N/A	N/A

Source of Distributions (per $1,000 invested):
From operations	N/A	N/A	N/A	N/A	N/A
From sales of properties	N/A	N/A	N/A	N/A	N/A
From debt financing	N/A	N/A	N/A	N/A	N/A
From all other sources	N/A	N/A	N/A	N/A	N/A

Summary Balance Sheet at December 31,
Total assets (before depreciation/amortization)	16,085	16,331	16,513	16,767	17,048
Total assets (after depreciation/amortization)	15,357	15,136	14,827	14,576	14,328

Total liabilities	(12,754)	(12,598)	(12,441)	(12,328)	(12,134)

Share Valuation

Estimated per share at December 31,	N/A	N/A	N/A	N/A	N/A

(1)	Operating Results and Cash Flow data represent 100% of the property results from Cottonwood Residential O.P., LP’s initial acquisition date forward.

TABLE III-A

ANNUAL OPERATING RESULTS OF REAL ESTATE OWNED

BY COTTONWOOD RESIDENTIAL O.P., LP

(UNAUDITED)

Table III-A sets forth the annual operating results of real estate acquired by Cottonwood Residential O.P., LP during the five years ending December 31, 2015. All figures are as of December 31, 2015 (amounts in dollars and thousands, except for ownership percentage). All information is based on the aggregate cash flow from the property. In some instances, Cottonwood Residential O.P., LP owns less than 100% of the applicable property (see line 1 below).

Parkway Crossing
	2011	2012	2013	2014	2015
Cottonwood Residential O.P., LP ownership at year end	0.00%	0.00%	0.00%	0.00%	100.00%
Initial Acquisition Date: 4/16/2015

Selected Operating Results(1)

Operating revenues	—	—	—	—	1,715

Operating expenses	—	—	—	—	(710)

Interest expense	—	—	—	—	(214)

Operating income	—	—	—	—	791

Net income (loss) - GAAP basis	—	—	—	—	(116)

Summary Statements of Cash Flows (1)

Cash flows provided by operating activities	—	—	—	—	1,016

Cash flows (used in) investing activities	—	—	—	—	(233)

Cash flows provided by (used in) financing activities	—	—	—	—	—

Amount and Source of Distributions
Amount of cash distributions paid to common stockholders	N/A	N/A	N/A	N/A	N/A
Amount of reinvested distributions paid to common stockholders	N/A	N/A	N/A	N/A	N/A

Total distributions paid to common stockholders	N/A	N/A	N/A	N/A	N/A

Source of Distributions (per $1,000 invested):
From operations	N/A	N/A	N/A	N/A	N/A
From sales of properties	N/A	N/A	N/A	N/A	N/A
From debt financing	N/A	N/A	N/A	N/A	N/A
From all other sources	N/A	N/A	N/A	N/A	N/A

Summary Balance Sheet at December 31,
Total assets (before depreciation/amortization)	—	—	—	—	15,077
Total assets (after depreciation/amortization)	—	—	—	—	14,724

Total liabilities	—	—	—	—	(12,596)

Share Valuation

Estimated per share at December 31,	N/A	N/A	N/A	N/A	N/A

(1)	Operating Results and Cash Flow data represent 100% of the property results from Cottonwood Residential O.P., LP’s initial acquisition date forward.

TABLE III-A

ANNUAL OPERATING RESULTS OF REAL ESTATE OWNED

BY COTTONWOOD RESIDENTIAL O.P., LP

(UNAUDITED)

Table III-A sets forth the annual operating results of real estate acquired by Cottonwood Residential O.P., LP during the five years ending December 31, 2015. All figures are as of December 31, 2015 (amounts in dollars and thousands, except for ownership percentage). All information is based on the aggregate cash flow from the property. In some instances, Cottonwood Residential O.P., LP owns less than 100% of the applicable property (see line 1 below).

Pavilions
	2011	2012	2013	2014	2015
Cottonwood Residential O.P., LP ownership at year end	92.40%	93.26%	93.26%	93.26%	96.35%
Initial Acquisition Date: 6/28/2011

Selected Operating Results(1)

Operating revenues	1,614	3,246	3,035	3,328	3,555

Operating expenses	(426)	(1,021)	(1,088)	(1,095)	(1,121)

Interest expense	(572)	(1,109)	(1,090)	(1,074)	(1,057)

Operating income	615	1,115	856	1,159	1,376

Net income (loss) - GAAP basis	(3)	86	(334)	(125)	42

Summary Statements of Cash Flows (1)

Cash flows provided by operating activities	612	1,244	891	1,165	1,365

Cash flows (used in) investing activities	(17)	(570)	(222)	(509)	(291)

Cash flows (used in) financing activities	(110)	(277)	(296)	(312)	(329)

Amount and Source of Distributions
Amount of cash distributions paid to common stockholders	N/A	N/A	N/A	N/A	N/A
Amount of reinvested distributions paid to common stockholders	N/A	N/A	N/A	N/A	N/A

Total distributions paid to common stockholders	N/A	N/A	N/A	N/A	N/A

Source of Distributions (per $1,000 invested):
From operations	N/A	N/A	N/A	N/A	N/A
From sales of properties	N/A	N/A	N/A	N/A	N/A
From debt financing	N/A	N/A	N/A	N/A	N/A
From all other sources	N/A	N/A	N/A	N/A	N/A

Summary Balance Sheet at December 31,
Total assets (before depreciation/amortization)	28,928	29,398	29,450	29,880	30,917
Total assets (after depreciation/amortization)	28,387	27,782	26,659	25,806	25,519

Total liabilities	(21,030)	(20,780)	(20,458)	(20,153)	(19,965)

Share Valuation

Estimated per share at December 31,	N/A	N/A	N/A	N/A	N/A

(1)	Operating Results and Cash Flow data represent 100% of the property results from Cottonwood Residential O.P., LP’s initial acquisition date forward.

TABLE III-A

ANNUAL OPERATING RESULTS OF REAL ESTATE OWNED

BY COTTONWOOD RESIDENTIAL O.P., LP

(UNAUDITED)

Table III-A sets forth the annual operating results of real estate acquired by Cottonwood Residential O.P., LP during the five years ending December 31, 2015. All figures are as of December 31, 2015 (amounts in dollars and thousands, except for ownership percentage). All information is based on the aggregate cash flow from the property. In some instances, Cottonwood Residential O.P., LP owns less than 100% of the applicable property (see line 1 below).

Plantations at Haywood
	2011	2012	2013	2014	2015
Cottonwood Residential O.P., LP ownership at year end	0.00%	0.00%	41.13%	41.27%	41.27%
Initial Acquisition Date: 4/8/2013

Selected Operating Results(1)

Operating revenues	—	—	3,629	5,262	5,763

Operating expenses	—	—	(1,737)	(2,481)	(2,520)

Interest expense	—	—	(1,163)	(1,375)	(1,080)

Operating income	—	—	729	1,406	2,162

Net income (loss) - GAAP basis	—	—	(449)	(934)	290

Summary Statements of Cash Flows (1)

Cash flows provided by operating activities	—	—	556	1,369	2,688

Cash flows (used in) investing activities	—	—	(653)	(2,117)	(243)

Cash flows (used in) financing activities	—	—	—	(144)	(442)

Amount and Source of Distributions
Amount of cash distributions paid to common stockholders	N/A	N/A	N/A	N/A	N/A
Amount of reinvested distributions paid to common stockholders	N/A	N/A	N/A	N/A	N/A

Total distributions paid to common stockholders	N/A	N/A	N/A	N/A	N/A

Source of Distributions (per $1,000 invested):
From operations	N/A	N/A	N/A	N/A	N/A
From sales of properties	N/A	N/A	N/A	N/A	N/A
From debt financing	N/A	N/A	N/A	N/A	N/A
From all other sources	N/A	N/A	N/A	N/A	N/A

Summary Balance Sheet at December 31,
Total assets (before depreciation/amortization)	—	—	36,743	38,501	39,670
Total assets (after depreciation/amortization)	—	—	35,834	36,121	35,727

Total liabilities	—	—	(27,094)	(28,563)	(28,693)

Share Valuation

Estimated per share at December 31,	N/A	N/A	N/A	N/A	N/A

(1)	Operating Results and Cash Flow data represent 100% of the property results from Cottonwood Residential O.P., LP’s initial acquisition date forward.

TABLE III-A

ANNUAL OPERATING RESULTS OF REAL ESTATE OWNED

BY COTTONWOOD RESIDENTIAL O.P., LP

(UNAUDITED)

Table III-A sets forth the annual operating results of real estate acquired by Cottonwood Residential O.P., LP during the five years ending December 31, 2015. All figures are as of December 31, 2015 (amounts in dollars and thousands, except for ownership percentage). All information is based on the aggregate cash flow from the property. In some instances, Cottonwood Residential O.P., LP owns less than 100% of the applicable property (see line 1 below).

Regatta
	2011	2012	2013	2014	2015
Cottonwood Residential O.P., LP ownership at year end	78.63%	78.63%	78.63%	78.63%	78.63%
Initial Acquisition Date: 10/22/2010

Selected Operating Results(1)

Operating revenues	4,031	4,288	4,430	4,622	4,962

Operating expenses	(2,197)	(2,298)	(2,320)	(2,443)	(2,584)

Interest expense	(1,285)	(1,288)	(1,281)	(1,268)	(1,254)

Operating income	549	702	828	911	1,124

Net income (loss) - GAAP basis	(56)	56	198	164	320

Summary Statements of Cash Flows (1)

Cash flows provided by operating activities	1,174	779	250	893	1,062

Cash flows (used in) investing activities	(70)	(221)	(280)	(197)	(58)

Cash flows (used in) financing activities	—	—	(149)	(216)	(220)

Amount and Source of Distributions
Amount of cash distributions paid to common stockholders	N/A	N/A	N/A	N/A	N/A
Amount of reinvested distributions paid to common stockholders	N/A	N/A	N/A	N/A	N/A

Total distributions paid to common stockholders	N/A	N/A	N/A	N/A	N/A

Source of Distributions (per $1,000 invested):
From operations	N/A	N/A	N/A	N/A	N/A
From sales of properties	N/A	N/A	N/A	N/A	N/A
From debt financing	N/A	N/A	N/A	N/A	N/A
From all other sources	N/A	N/A	N/A	N/A	N/A

Summary Balance Sheet at December 31,
Total assets (before depreciation/amortization)	27,769	28,053	27,631	27,639	28,422
Total assets (after depreciation/amortization)	26,596	26,083	24,821	23,920	23,741

Total liabilities	(21,673)	(21,689)	(20,870)	(20,352)	(19,986)

Share Valuation

Estimated per share at December 31,	N/A	N/A	N/A	N/A	N/A

(1)	Operating Results and Cash Flow data represent 100% of the property results from Cottonwood Residential O.P., LP’s initial acquisition date forward.

TABLE III-A

ANNUAL OPERATING RESULTS OF REAL ESTATE OWNED

BY COTTONWOOD RESIDENTIAL O.P., LP

(UNAUDITED)

Table III-A sets forth the annual operating results of real estate acquired by Cottonwood Residential O.P., LP during the five years ending December 31, 2015. All figures are as of December 31, 2015 (amounts in dollars and thousands, except for ownership percentage). All information is based on the aggregate cash flow from the property. In some instances, Cottonwood Residential O.P., LP owns less than 100% of the applicable property (see line 1 below).

Retreat at Peachtree City
	2011	2012	2013	2014	2015
Cottonwood Residential O.P., LP ownership at year end	0.00%	0.00%	0.00%	16.32%	100.00%
Initial Acquisition Date: 8/15/2014

Selected Operating Results(1)

Operating revenues	—	—	—	1,831	4,773

Operating expenses	—	—	—	(639)	(1,793)

Interest expense	—	—	—	(509)	(1,227)

Operating income	—	—	—	683	1,753

Net income (loss) - GAAP basis	—	—	—	89	(442)

Summary Statements of Cash Flows (1)

Cash flows provided by operating activities	—	—	—	561	2,001

Cash flows (used in) investing activities	—	—	—	(129)	(111)

Cash flows (used in) financing activities	—	—	—	(150)	(280)

Amount and Source of Distributions
Amount of cash distributions paid to common stockholders	N/A	N/A	N/A	N/A	N/A
Amount of reinvested distributions paid to common stockholders	N/A	N/A	N/A	N/A	N/A

Total distributions paid to common stockholders	N/A	N/A	N/A	N/A	N/A

Source of Distributions (per $1,000 invested):
From operations	N/A	N/A	N/A	N/A	N/A
From sales of properties	N/A	N/A	N/A	N/A	N/A
From debt financing	N/A	N/A	N/A	N/A	N/A
From all other sources	N/A	N/A	N/A	N/A	N/A

Summary Balance Sheet at December 31,
Total assets (before depreciation/amortization)	—	—	—	43,126	45,222
Total assets (after depreciation/amortization)	—	—	—	42,569	44,789

Total liabilities	—	—	—	(22,971)	(24,985)

Share Valuation

Estimated per share at December 31,	N/A	N/A	N/A	N/A	N/A

(1)	Operating Results and Cash Flow data represent 100% of the property results from Cottonwood Residential O.P., LP’s initial acquisition date forward.

TABLE III-A

ANNUAL OPERATING RESULTS OF REAL ESTATE OWNED

BY COTTONWOOD RESIDENTIAL O.P., LP

(UNAUDITED)

Table III-A sets forth the annual operating results of real estate acquired by Cottonwood Residential O.P., LP during the five years ending December 31, 2015. All figures are as of December 31, 2015 (amounts in dollars and thousands, except for ownership percentage). All information is based on the aggregate cash flow from the property. In some instances, Cottonwood Residential O.P., LP owns less than 100% of the applicable property (see line 1 below).

Retreat at Stafford
	2011	2012	2013	2014	2015
Cottonwood Residential O.P., LP ownership at year end	71.07%	71.07%	71.07%	71.07%	75.43%
Initial Acquisition Date: 10/7/2011

Selected Operating Results(1)

Operating revenues	737	3,155	3,282	3,487	3,693

Operating expenses	(285)	(1,407)	(1,478)	(1,589)	(1,693)

Interest expense	(166)	(746)	(669)	(670)	(662)

Operating income	286	1,002	1,135	1,228	1,339

Net income (loss) - GAAP basis	93	114	306	412	325

Summary Statements of Cash Flows (1)

Cash flows provided by operating activities	382	1,071	1,145	1,350	1,394

Cash flows (used in) investing activities	(14)	(77)	(146)	(81)	(194)

Cash flows provided by (used in) financing activities	(70)	(281)	(296)	(306)	1,042

Amount and Source of Distributions
Amount of cash distributions paid to common stockholders	N/A	N/A	N/A	N/A	N/A
Amount of reinvested distributions paid to common stockholders	N/A	N/A	N/A	N/A	N/A

Total distributions paid to common stockholders	N/A	N/A	N/A	N/A	N/A

Source of Distributions (per $1,000 invested):
From operations	N/A	N/A	N/A	N/A	N/A
From sales of properties	N/A	N/A	N/A	N/A	N/A
From debt financing	N/A	N/A	N/A	N/A	N/A
From all other sources	N/A	N/A	N/A	N/A	N/A

Summary Balance Sheet at December 31,
Total assets (before depreciation/amortization)	22,536	22,651	22,849	23,083	23,927
Total assets (after depreciation/amortization)	22,379	21,703	21,097	20,515	20,495

Total liabilities	(16,979)	(16,790)	(16,486)	(16,315)	(19,188)

Share Valuation

Estimated per share at December 31,	N/A	N/A	N/A	N/A	N/A

(1)	Operating Results and Cash Flow data represent 100% of the property results from Cottonwood Residential O.P., LP’s initial acquisition date forward.

TABLE III-A

ANNUAL OPERATING RESULTS OF REAL ESTATE OWNED

BY COTTONWOOD RESIDENTIAL O.P., LP

(UNAUDITED)

Table III-A sets forth the annual operating results of real estate acquired by Cottonwood Residential O.P., LP during the five years ending December 31, 2015. All figures are as of December 31, 2015 (amounts in dollars and thousands, except for ownership percentage). All information is based on the aggregate cash flow from the property. In some instances, Cottonwood Residential O.P., LP owns less than 100% of the applicable property (see line 1 below).

Runaway Bay
	2011	2012	2013	2014	2015
Cottonwood Residential O.P., LP ownership at year end	0.00%	0.00%	0.00%	0.00%	30.00%
Initial Acquisition Date: 11/12/2015

Selected Operating Results(1)

Operating revenues	—	—	—	—	371

Operating expenses	—	—	—	—	(175)

Interest expense	—	—	—	—	(62)

Operating income	—	—	—	—	134

Net (loss) - GAAP basis	—	—	—	—	29

Summary Statements of Cash Flows (1)

Cash flows (used in) operating activities	—	—	—	—	(58)

Cash flows provided by investing activities	—	—	—	—	5

Cash flows (used in) financing activities	—	—	—	—	(31)

Amount and Source of Distributions
Amount of cash distributions paid to common stockholders	N/A	N/A	N/A	N/A	N/A
Amount of reinvested distributions paid to common stockholders	N/A	N/A	N/A	N/A	N/A

Total distributions paid to common stockholders	N/A	N/A	N/A	N/A	N/A

Source of Distributions (per $1,000 invested):
From operations	N/A	N/A	N/A	N/A	N/A
From sales of properties	N/A	N/A	N/A	N/A	N/A
From debt financing	N/A	N/A	N/A	N/A	N/A
From all other sources	N/A	N/A	N/A	N/A	N/A

Summary Balance Sheet at December 31,
Total assets (before depreciation/amortization)	—	—	—	—	14,514
Total assets (after depreciation/amortization)	—	—	—	—	12,370

Total liabilities	—	—	—	—	(9,956)

Share Valuation

Estimated per share at December 31,	N/A	N/A	N/A	N/A	N/A

(1)	Operating Results and Cash Flow data represent 100% of the property results from Cottonwood Residential O.P., LP’s initial acquisition date forward.

TABLE III-A

ANNUAL OPERATING RESULTS OF REAL ESTATE OWNED

BY COTTONWOOD RESIDENTIAL O.P., LP

(UNAUDITED)

Table III-A sets forth the annual operating results of real estate acquired by Cottonwood Residential O.P., LP during the five years ending December 31, 2015. All figures are as of December 31, 2015 (amounts in dollars and thousands, except for ownership percentage). All information is based on the aggregate cash flow from the property. In some instances, Cottonwood Residential O.P., LP owns less than 100% of the applicable property (see line 1 below).

San Marin
	2011	2012	2013	2014	2015
Cottonwood Residential O.P., LP ownership at year end	0.00%	0.00%	0.00%	78.20%	91.54%
Initial Acquisition Date: 11/19/2014

Selected Operating Results(1)

Operating revenues	—	—	—	307	2,808

Operating expenses	—	—	—	(127)	(1,279)

Interest expense	—	—	—	(73)	(619)

Operating income	—	—	—	107	910

Net income (loss) - GAAP basis	—	—	—	(66)	41

Summary Statements of Cash Flows (1)

Cash flows provided by operating activities	—	—	—	217	888

Cash flows (used in) investing activities	—	—	—	(21)	(401)

Cash flows (used in) financing activities	—	—	—	(29)	(181)

Amount and Source of Distributions
Amount of cash distributions paid to common stockholders	N/A	N/A	N/A	N/A	N/A
Amount of reinvested distributions paid to common stockholders	N/A	N/A	N/A	N/A	N/A

Total distributions paid to common stockholders	N/A	N/A	N/A	N/A	N/A

Source of Distributions (per $1,000 invested):
From operations	N/A	N/A	N/A	N/A	N/A
From sales of properties	N/A	N/A	N/A	N/A	N/A
From debt financing	N/A	N/A	N/A	N/A	N/A
From all other sources	N/A	N/A	N/A	N/A	N/A

Summary Balance Sheet at December 31,
Total assets (before depreciation/amortization)	—	—	—	21,986	22,075
Total assets (after depreciation/amortization)	—	—	—	21,894	21,225

Total liabilities	—	—	—	(12,211)	(11,814)

Share Valuation

Estimated per share at December 31,	N/A	N/A	N/A	N/A	N/A

(1)	Operating Results and Cash Flow data represent 100% of the property results from Cottonwood Residential O.P., LP’s initial acquisition date forward.

TABLE III-A

ANNUAL OPERATING RESULTS OF REAL ESTATE OWNED

BY COTTONWOOD RESIDENTIAL O.P., LP

(UNAUDITED)

Table III-A sets forth the annual operating results of real estate acquired by Cottonwood Residential O.P., LP during the five years ending December 31, 2015. All figures are as of December 31, 2015 (amounts in dollars and thousands, except for ownership percentage). All information is based on the aggregate cash flow from the property. In some instances, Cottonwood Residential O.P., LP owns less than 100% of the applicable property (see line 1 below).

Sanctuary at Highland Oaks
	2011	2012	2013	2014	2015
Cottonwood Residential O.P., LP ownership at year end	0.00%	0.00%	0.00%	0.00%	74.16%
Initial Acquisition Date: 4/21/2015

Selected Operating Results(1)

Operating revenues	—	—	—	—	2,488

Operating expenses	—	—	—	—	(1,055)

Interest expense	—	—	—	—	(324)

Operating income	—	—	—	—	1,110

Net income (loss) - GAAP basis	—	—	—	—	(1,161)

Summary Statements of Cash Flows (1)

Cash flows provided by operating activities	—	—	—	—	1,860

Cash flows (used in) investing activities	—	—	—	—	(206)

Cash flows provided by (used in) financing activities	—	—	—	—	—

Amount and Source of Distributions
Amount of cash distributions paid to common stockholders	N/A	N/A	N/A	N/A	N/A
Amount of reinvested distributions paid to common stockholders	N/A	N/A	N/A	N/A	N/A

Total distributions paid to common stockholders	N/A	N/A	N/A	N/A	N/A

Source of Distributions (per $1,000 invested):
From operations	N/A	N/A	N/A	N/A	N/A
From sales of properties	N/A	N/A	N/A	N/A	N/A
From debt financing	N/A	N/A	N/A	N/A	N/A
From all other sources	N/A	N/A	N/A	N/A	N/A

Summary Balance Sheet at December 31,
Total assets (before depreciation/amortization)	—	—	—	—	52,703
Total assets (after depreciation/amortization)	—	—	—	—	51,870

Total liabilities	—	—	—	—	(34,284)

Share Valuation

Estimated per share at December 31,	N/A	N/A	N/A	N/A	N/A

(1)	Operating Results and Cash Flow data represent 100% of the property results from Cottonwood Residential O.P., LP’s initial acquisition date forward.

TABLE III-A

ANNUAL OPERATING RESULTS OF REAL ESTATE OWNED

BY COTTONWOOD RESIDENTIAL O.P., LP

(UNAUDITED)

Table III-A sets forth the annual operating results of real estate acquired by Cottonwood Residential O.P., LP during the five years ending December 31, 2015. All figures are as of December 31, 2015 (amounts in dollars and thousands, except for ownership percentage). All information is based on the aggregate cash flow from the property. In some instances, Cottonwood Residential O.P., LP owns less than 100% of the applicable property (see line 1 below).

Scott Mountain
	2011	2012	2013	2014	2015
Cottonwood Residential O.P., LP ownership at year end	77.60%	77.60%	77.60%	77.60%	95.80%
Initial Acquisition Date: 10/20/2010

Selected Operating Results(1)

Operating revenues	2,898	2,892	2,976	3,144	3,567

Operating expenses	(1,210)	(1,227)	(1,363)	(1,433)	(1,427)

Interest expense	(816)	(807)	(792)	(791)	(834)

Operating income	873	859	820	920	1,306

Net income (loss) - GAAP basis	97	60	1	70	(1,168)

Summary Statements of Cash Flows (1)

Cash flows provided by operating activities	889	898	850	865	1,564

Cash flows (used in) investing activities	(166)	(131)	(437)	(354)	(393)

Cash flows provided by (used in) financing activities	(223)	(233)	(247)	(260)	7,364

Amount and Source of Distributions
Amount of cash distributions paid to common stockholders	N/A	N/A	N/A	N/A	N/A
Amount of reinvested distributions paid to common stockholders	N/A	N/A	N/A	N/A	N/A

Total distributions paid to common stockholders	N/A	N/A	N/A	N/A	N/A

Source of Distributions (per $1,000 invested):
From operations	N/A	N/A	N/A	N/A	N/A
From sales of properties	N/A	N/A	N/A	N/A	N/A
From debt financing	N/A	N/A	N/A	N/A	N/A
From all other sources	N/A	N/A	N/A	N/A	N/A

Summary Balance Sheet at December 31,
Total assets (before depreciation/amortization)	24,315	24,514	24,909	25,363	40,239
Total assets (after depreciation/amortization)	23,179	22,626	22,248	21,884	39,403

Total liabilities	(15,983)	(15,827)	(15,949)	(15,640)	(23,837)

Share Valuation

Estimated per share at December 31,	N/A	N/A	N/A	N/A	N/A

(1)	Operating Results and Cash Flow data represent 100% of the property results from Cottonwood Residential O.P., LP’s initial acquisition date forward.

TABLE III-A

ANNUAL OPERATING RESULTS OF REAL ESTATE OWNED

BY COTTONWOOD RESIDENTIAL O.P., LP

(UNAUDITED)

Table III-A sets forth the annual operating results of real estate acquired by Cottonwood Residential O.P., LP during the five years ending December 31, 2015. All figures are as of December 31, 2015 (amounts in dollars and thousands, except for ownership percentage). All information is based on the aggregate cash flow from the property. In some instances, Cottonwood Residential O.P., LP owns less than 100% of the applicable property (see line 1 below).

Spring Forest
	2011	2012	2013(2)	2014	2015
Cottonwood Residential O.P., LP ownership at year end	0.00%	0.00%	42.39%	44.49%	44.49%
Initial Acquisition Date: 12/27/2013

Selected Operating Results(1)

Operating revenues	—	—	—	1,919	2,002

Operating expenses	—	—	—	(774)	(799)

Interest expense	—	—	—	(523)	(513)

Operating income	—	—	—	623	689

Net income (loss) - GAAP basis	—	—	—	363	477

Summary Statements of Cash Flows (1)

Cash flows provided by operating activities	—	—	—	652	689

Cash flows (used in) investing activities	—	—	—	(198)	(19)

Cash flows (used in) financing activities	—	—	—	(157)	(166)

Amount and Source of Distributions
Amount of cash distributions paid to common stockholders	N/A	N/A	N/A	N/A	N/A
Amount of reinvested distributions paid to common stockholders	N/A	N/A	N/A	N/A	N/A

Total distributions paid to common stockholders	N/A	N/A	N/A	N/A	N/A

Source of Distributions (per $1,000 invested):
From operations	N/A	N/A	N/A	N/A	N/A
From sales of properties	N/A	N/A	N/A	N/A	N/A
From debt financing	N/A	N/A	N/A	N/A	N/A
From all other sources	N/A	N/A	N/A	N/A	N/A

Summary Balance Sheet at December 31,
Total assets (before depreciation/amortization)	—	—	16,549	16,108	16,311
Total assets (after depreciation/amortization)	—	—	16,548	15,701	15,460

Total liabilities	—	—	(9,307)	(9,539)	(9,081)

Share Valuation

Estimated per share at December 31,	N/A	N/A	N/A	N/A	N/A

(1)	Operating Results and Cash Flow data represent 100% of the property results from Cottonwood Residential O.P., LP’s initial acquisition date forward.
(2)	Operating and Cash Flow data not significant for the period presented.

TABLE III-A

ANNUAL OPERATING RESULTS OF REAL ESTATE OWNED

BY COTTONWOOD RESIDENTIAL O.P., LP

(UNAUDITED)

Table III-A sets forth the annual operating results of real estate acquired by Cottonwood Residential O.P., LP during the five years ending December 31, 2015. All figures are as of December 31, 2015 (amounts in dollars and thousands, except for ownership percentage). All information is based on the aggregate cash flow from the property. In some instances, Cottonwood Residential O.P., LP owns less than 100% of the applicable property (see line 1 below).

Spring Pointe
	2011	2012	2013	2014	2015
Cottonwood Residential O.P., LP ownership at year end	0.00%	2.60%	2.60%	74.51%	74.51%
Initial Acquisition Date: 10/1/2014

Selected Operating Results(1)

Operating revenues	—	638	2,399	2,506	2,689

Operating expenses	—	(257)	(1,155)	(1,167)	(1,259)

Interest expense	—	(204)	(820)	(814)	(807)

Operating income	—	177	424	525	623

Net income (loss) - GAAP basis	—	29	(161)	(72)	(18)

Summary Statements of Cash Flows (1)

Cash flows provided by (used in) operating activities	—	(81)	398	539	609

Cash flows (used in) investing activities	—	(31)	(170)	(108)	(288)

Cash flows (used in) financing activities	—	(26)	(94)	(101)	(108)

Amount and Source of Distributions
Amount of cash distributions paid to common stockholders	N/A	N/A	N/A	N/A	N/A
Amount of reinvested distributions paid to common stockholders	N/A	N/A	N/A	N/A	N/A

Total distributions paid to common stockholders	N/A	N/A	N/A	N/A	N/A

Source of Distributions (per $1,000 invested):
From operations	N/A	N/A	N/A	N/A	N/A
From sales of properties	N/A	N/A	N/A	N/A	N/A
From debt financing	N/A	N/A	N/A	N/A	N/A
From all other sources	N/A	N/A	N/A	N/A	N/A

Summary Balance Sheet at December 31,
Total assets (before depreciation/amortization)	—	21,570	21,817	22,171	22,548
Total assets (after depreciation/amortization)	—	21,072	20,798	20,618	20,434

Total liabilities	—	(12,383)	(12,270)	(12,163)	(12,061)

Share Valuation

Estimated per share at December 31,	N/A	N/A	N/A	N/A	N/A

(1)	Operating Results and Cash Flow data represent 100% of the property results from Cottonwood Residential O.P., LP’s initial acquisition date forward.

TABLE III-A

ANNUAL OPERATING RESULTS OF REAL ESTATE OWNED

BY COTTONWOOD RESIDENTIAL O.P., LP

(UNAUDITED)

Table III-A sets forth the annual operating results of real estate acquired by Cottonwood Residential O.P., LP during the five years ending December 31, 2015. All figures are as of December 31, 2015 (amounts in dollars and thousands, except for ownership percentage). All information is based on the aggregate cash flow from the property. In some instances, Cottonwood Residential O.P., LP owns less than 100% of the applicable property (see line 1 below).

Stonebriar of Frisco
	2011	2012	2013	2014	2015
Cottonwood Residential O.P., LP ownership at year end	0.00%	0.00%	48.70%	48.70%	70.40%
Initial Acquisition Date: 9/27/2013

Selected Operating Results(1)

Operating revenues	—	—	974	3,811	4,014

Operating expenses	—	—	(452)	(1,864)	(2,026)

Interest expense	—	—	(337)	(613)	(1,252)

Operating income	—	—	186	1,335	736

Net income (loss) - GAAP basis	—	—	62	298	(266)

Summary Statements of Cash Flows (1)

Cash flows provided by operating activities	—	—	429	747	777

Cash flows (used in) investing activities	—	—	(131)	(284)	(472)

Cash flows (used in) financing activities	—	—	(84)	(266)	(284)

Amount and Source of Distributions
Amount of cash distributions paid to common stockholders	N/A	N/A	N/A	N/A	N/A
Amount of reinvested distributions paid to common stockholders	N/A	N/A	N/A	N/A	N/A

Total distributions paid to common stockholders	N/A	N/A	N/A	N/A	N/A

Source of Distributions (per $1,000 invested):
From operations	N/A	N/A	N/A	N/A	N/A
From sales of properties	N/A	N/A	N/A	N/A	N/A
From debt financing	N/A	N/A	N/A	N/A	N/A
From all other sources	N/A	N/A	N/A	N/A	N/A

Summary Balance Sheet at December 31,
Total assets (before depreciation/amortization)	—	—	27,336	27,620	28,114
Total assets (after depreciation/amortization)	—	—	27,068	26,408	25,914

Total liabilities	—	—	(23,040)	(22,083)	(21,207)

Share Valuation

Estimated per share at December 31,	N/A	N/A	N/A	N/A	N/A

(1)	Operating Results and Cash Flow data represent 100% of the property results from Cottonwood Residential O.P., LP’s initial acquisition date forward.

TABLE III-A

ANNUAL OPERATING RESULTS OF REAL ESTATE OWNED

BY COTTONWOOD RESIDENTIAL O.P., LP

(UNAUDITED)

Table III-A sets forth the annual operating results of real estate acquired by Cottonwood Residential O.P., LP during the five years ending December 31, 2015. All figures are as of December 31, 2015 (amounts in dollars and thousands, except for ownership percentage). All information is based on the aggregate cash flow from the property. In some instances, Cottonwood Residential O.P., LP owns less than 100% of the applicable property (see line 1 below).

Summer Park
	2011	2012	2013	2014	2015
Cottonwood Residential O.P., LP ownership at year end	0.00%	0.00%	0.00%	52.46%	79.99%
Initial Acquisition Date: 8/19/2014

Selected Operating Results(1)

Operating revenues	—	—	—	1,505	4,313

Operating expenses	—	—	—	(586)	(1,677)

Interest expense	—	—	—	(403)	(1,091)

Operating income	—	—	—	516	1,545

Net income (loss) - GAAP basis	—	—	—	78	(97)

Summary Statements of Cash Flows (1)

Cash flows provided by operating activities	—	—	—	418	1,565

Cash flows (used in) investing activities	—	—	—	(135)	(193)

Cash flows provided by (used in) financing activities	—	—	—	(164)	1,726

Amount and Source of Distributions
Amount of cash distributions paid to common stockholders	N/A	N/A	N/A	N/A	N/A
Amount of reinvested distributions paid to common stockholders	N/A	N/A	N/A	N/A	N/A

Total distributions paid to common stockholders	N/A	N/A	N/A	N/A	N/A

Source of Distributions (per $1,000 invested):
From operations	N/A	N/A	N/A	N/A	N/A
From sales of properties	N/A	N/A	N/A	N/A	N/A
From debt financing	N/A	N/A	N/A	N/A	N/A
From all other sources	N/A	N/A	N/A	N/A	N/A

Summary Balance Sheet at December 31,
Total assets (before depreciation/amortization)	—	—	—	40,592	41,683
Total assets (after depreciation/amortization)	—	—	—	40,226	40,322

Total liabilities	—	—	—	(21,274)	(22,965)

Share Valuation

Estimated per share at December 31,	N/A	N/A	N/A	N/A	N/A

(1)	Operating Results and Cash Flow data represent 100% of the property results from Cottonwood Residential O.P., LP’s initial acquisition date forward.

TABLE III-A

ANNUAL OPERATING RESULTS OF REAL ESTATE OWNED

BY COTTONWOOD RESIDENTIAL O.P., LP

(UNAUDITED)

Table III-A sets forth the annual operating results of real estate acquired by Cottonwood Residential O.P., LP during the five years ending December 31, 2015. All figures are as of December 31, 2015 (amounts in dollars and thousands, except for ownership percentage). All information is based on the aggregate cash flow from the property. In some instances, Cottonwood Residential O.P., LP owns less than 100% of the applicable property (see line 1 below).

Three60 North
	2011	2012	2013	2014	2015
Cottonwood Residential O.P., LP ownership at year end	0.00%	0.00%	0.00%	0.00%	30.00%
Initial Acquisition Date: 11/3/2015

Selected Operating Results(1)

Operating revenues	—	—	—	—	526

Operating expenses	—	—	—	—	(407)

Interest expense	—	—	—	—	(94)

Operating income	—	—	—	—	24

Net income (loss) - GAAP basis	—	—	—	—	392

Summary Statements of Cash Flows (1)

Cash flows (used in) operating activities	—	—	—	—	(274)

Cash flows (used in) investing activities	—	—	—	—	(33)

Cash flows (used in) financing activities	—	—	—	—	(42)

Amount and Source of Distributions
Amount of cash distributions paid to common stockholders	N/A	N/A	N/A	N/A	N/A
Amount of reinvested distributions paid to common stockholders	N/A	N/A	N/A	N/A	N/A

Total distributions paid to common stockholders	N/A	N/A	N/A	N/A	N/A

Source of Distributions (per $1,000 invested):
From operations	N/A	N/A	N/A	N/A	N/A
From sales of properties	N/A	N/A	N/A	N/A	N/A
From debt financing	N/A	N/A	N/A	N/A	N/A
From all other sources	N/A	N/A	N/A	N/A	N/A

Summary Balance Sheet at December 31,
Total assets (before depreciation/amortization)	—	—	—	—	23,250
Total assets (after depreciation/amortization)	—	—	—	—	21,506

Total liabilities	—	—	—	—	(14,553)

Share Valuation

Estimated per share at December 31,	N/A	N/A	N/A	N/A	N/A

(1)	Operating Results and Cash Flow data represent 100% of the property results from Cottonwood Residential O.P., LP’s initial acquisition date forward.

TABLE III-A

ANNUAL OPERATING RESULTS OF REAL ESTATE OWNED

BY COTTONWOOD RESIDENTIAL O.P., LP

(UNAUDITED)

Table III-A sets forth the annual operating results of real estate acquired by Cottonwood Residential O.P., LP during the five years ending December 31, 2015. All figures are as of December 31, 2015 (amounts in dollars and thousands, except for ownership percentage). All information is based on the aggregate cash flow from the property. In some instances, Cottonwood Residential O.P., LP owns less than 100% of the applicable property (see line 1 below).

Toscana at Valley Ridge
	2011	2012	2013	2014	2015
Cottonwood Residential O.P., LP ownership at year end	0.00%	0.00%	0.00%	0.00%	58.62%
Initial Acquisition Date: 7/30/2015

Selected Operating Results(1)

Operating revenues	—	—	—	—	1,250

Operating expenses	—	—	—	—	(630)

Interest expense	—	—	—	—	(358)

Operating income	—	—	—	—	262

Net income (loss) - GAAP basis	—	—	—	—	(1,021)

Summary Statements of Cash Flows (1)

Cash flows provided by operating activities	—	—	—	—	690

Cash flows (used in) investing activities	—	—	—	—	(13)

Cash flows (used in) financing activities	—	—	—	—	(43)

Amount and Source of Distributions
Amount of cash distributions paid to common stockholders	N/A	N/A	N/A	N/A	N/A
Amount of reinvested distributions paid to common stockholders	N/A	N/A	N/A	N/A	N/A

Total distributions paid to common stockholders	N/A	N/A	N/A	N/A	N/A

Source of Distributions (per $1,000 invested):
From operations	N/A	N/A	N/A	N/A	N/A
From sales of properties	N/A	N/A	N/A	N/A	N/A
From debt financing	N/A	N/A	N/A	N/A	N/A
From all other sources	N/A	N/A	N/A	N/A	N/A

Summary Balance Sheet at December 31,
Total assets (before depreciation/amortization)	—	—	—	—	31,114
Total assets (after depreciation/amortization)	—	—	—	—	30,636

Total liabilities	—	—	—	—	(19,911)

Share Valuation

Estimated per share at December 31,	N/A	N/A	N/A	N/A	N/A

(1)	Operating Results and Cash Flow data represent 100% of the property results from Cottonwood Residential O.P., LP’s initial acquisition date forward.

TABLE III-A

ANNUAL OPERATING RESULTS OF REAL ESTATE OWNED

BY COTTONWOOD RESIDENTIAL O.P., LP

(UNAUDITED)

Table III-A sets forth the annual operating results of real estate acquired by Cottonwood Residential O.P., LP during the five years ending December 31, 2015. All figures are as of December 31, 2015 (amounts in dollars and thousands, except for ownership percentage). All information is based on the aggregate cash flow from the property. In some instances, Cottonwood Residential O.P., LP owns less than 100% of the applicable property (see line 1 below).

Tramore Village
	2011	2012	2013	2014	2015
Cottonwood Residential O.P., LP ownership at year end	0.00%	0.00%	5.13%	5.13%	100.00%
Initial Acquisition Date: 3/1/2013

Selected Operating Results(1)

Operating revenues	—	—	2,572	3,242	3,459

Operating expenses	—	—	(1,124)	(1,368)	(1,417)

Interest expense	—	—	(874)	(1,027)	(703)

Operating income	—	—	574	848	1,339

Net income (loss) - GAAP basis	—	—	274	433	779

Summary Statements of Cash Flows (1)

Cash flows provided by operating activities	—	—	495	849	1,572

Cash flows (used in) investing activities	—	—	(226)	(255)	(202)

Cash flows provided by (used in) financing activities	—	—	(276)	(344)	1,548

Amount and Source of Distributions
Amount of cash distributions paid to common stockholders	N/A	N/A	N/A	N/A	N/A
Amount of reinvested distributions paid to common stockholders	N/A	N/A	N/A	N/A	N/A

Total distributions paid to common stockholders	N/A	N/A	N/A	N/A	N/A

Source of Distributions (per $1,000 invested):
From operations	N/A	N/A	N/A	N/A	N/A
From sales of properties	N/A	N/A	N/A	N/A	N/A
From debt financing	N/A	N/A	N/A	N/A	N/A
From all other sources	N/A	N/A	N/A	N/A	N/A

Summary Balance Sheet at December 31,
Total assets (before depreciation/amortization)	—	—	24,028	24,497	28,971
Total assets (after depreciation/amortization)	—	—	22,801	22,443	28,948

Total liabilities	—	—	(20,755)	(19,964)	(20,304)

Share Valuation

Estimated per share at December 31,	N/A	N/A	N/A	N/A	N/A

(1)	Operating Results and Cash Flow data represent 100% of the property results from Cottonwood Residential O.P., LP’s initial acquisition date forward.

TABLE III-A

ANNUAL OPERATING RESULTS OF REAL ESTATE OWNED

BY COTTONWOOD RESIDENTIAL O.P., LP

(UNAUDITED)

Table III-A sets forth the annual operating results of real estate acquired by Cottonwood Residential O.P., LP during the five years ending December 31, 2015. All figures are as of December 31, 2015 (amounts in dollars and thousands, except for ownership percentage). All information is based on the aggregate cash flow from the property. In some instances, Cottonwood Residential O.P., LP owns less than 100% of the applicable property (see line 1 below).

Vineyard Springs
	2011	2012	2013	2014	2015
Cottonwood Residential O.P., LP ownership at year end	0.00%	0.00%	0.00%	0.00%	38.01%
Initial Acquisition Date: 3/24/2015

Selected Operating Results(1)

Operating revenues	—	—	—	—	3,532

Operating expenses	—	—	—	—	(2,035)

Interest expense	—	—	—	—	(940)

Operating income	—	—	—	—	558

Net income (loss) - GAAP basis	—	—	—	—	(652)

Summary Statements of Cash Flows (1)

Cash flows provided by operating activities	—	—	—	—	387

Cash flows (used in) investing activities	—	—	—	—	(301)

Cash flows (used in) financing activities	—	—	—	—	(282)

Amount and Source of Distributions
Amount of cash distributions paid to common stockholders	N/A	N/A	N/A	N/A	N/A
Amount of reinvested distributions paid to common stockholders	N/A	N/A	N/A	N/A	N/A

Total distributions paid to common stockholders	N/A	N/A	N/A	N/A	N/A

Source of Distributions (per $1,000 invested):
From operations	N/A	N/A	N/A	N/A	N/A
From sales of properties	N/A	N/A	N/A	N/A	N/A
From debt financing	N/A	N/A	N/A	N/A	N/A
From all other sources	N/A	N/A	N/A	N/A	N/A

Summary Balance Sheet at December 31,
Total assets (before depreciation/amortization)	—	—	—	—	34,850
Total assets (after depreciation/amortization)	—	—	—	—	33,929

Total liabilities	—	—	—	—	(21,846)

Share Valuation

Estimated per share at December 31,	N/A	N/A	N/A	N/A	N/A

(1)	Operating Results and Cash Flow data represent 100% of the property results from Cottonwood Residential O.P., LP’s initial acquisition date forward.

TABLE III-A

ANNUAL OPERATING RESULTS OF REAL ESTATE OWNED

BY COTTONWOOD RESIDENTIAL O.P., LP

(UNAUDITED)

Table III-A sets forth the annual operating results of real estate acquired by Cottonwood Residential O.P., LP during the five years ending December 31, 2015. All figures are as of December 31, 2015 (amounts in dollars and thousands, except for ownership percentage). All information is based on the aggregate cash flow from the property. In some instances, Cottonwood Residential O.P., LP owns less than 100% of the applicable property (see line 1 below).

Waterford Creek
	2011	2012	2013	2014	2015
Cottonwood Residential O.P., LP ownership at year end	0.00%	62.52%	62.52%	62.52%	62.52%
Initial Acquisition Date: 3/23/2012

Selected Operating Results(1)

Operating revenues	—	1,770	2,333	2,436	2,574

Operating expenses	—	(813)	(1,080)	(1,093)	(1,191)

Interest expense	—	(416)	(502)	(501)	(494)

Operating income	—	541	751	841	888

Net income (loss) - GAAP basis	—	(66)	80	162	183

Summary Statements of Cash Flows (1)

Cash flows provided by operating activities	—	597	764	844	884

Cash flows (used in) investing activities	—	(203)	(109)	(124)	(563)

Cash flows (used in) financing activities	—	—	—	(90)	(224)

Amount and Source of Distributions
Amount of cash distributions paid to common stockholders	N/A	N/A	N/A	N/A	N/A
Amount of reinvested distributions paid to common stockholders	N/A	N/A	N/A	N/A	N/A

Total distributions paid to common stockholders	N/A	N/A	N/A	N/A	N/A

Source of Distributions (per $1,000 invested):
From operations	N/A	N/A	N/A	N/A	N/A
From sales of properties	N/A	N/A	N/A	N/A	N/A
From debt financing	N/A	N/A	N/A	N/A	N/A
From all other sources	N/A	N/A	N/A	N/A	N/A

Summary Balance Sheet at December 31,
Total assets (before depreciation/amortization)	—	17,908	18,019	18,030	18,448
Total assets (after depreciation/amortization)	—	17,421	16,887	16,232	15,952

Total liabilities	—	(12,879)	(12,913)	(12,832)	(12,608)

Share Valuation

Estimated per share at December 31,	N/A	N/A	N/A	N/A	N/A

(1)	Operating Results and Cash Flow data represent 100% of the property results from Cottonwood Residential O.P., LP’s initial acquisition date forward.

TABLE III-A

ANNUAL OPERATING RESULTS OF REAL ESTATE OWNED

BY COTTONWOOD RESIDENTIAL O.P., LP

(UNAUDITED)

Table III-A sets forth the annual operating results of real estate acquired by Cottonwood Residential O.P., LP during the five years ending December 31, 2015. All figures are as of December 31, 2015 (amounts in dollars and thousands, except for ownership percentage). All information is based on the aggregate cash flow from the property. In some instances, Cottonwood Residential O.P., LP owns less than 100% of the applicable property (see line 1 below).

West Town
	2011	2012	2013	2014	2015
Cottonwood Residential O.P., LP ownership at year end	49.21%	49.21%	49.21%	49.21%	49.21%
Initial Acquisition Date: 4/8/2011

Selected Operating Results(1)

Operating revenues	1,551	2,063	1,931	1,958	1,953

Operating expenses	(763)	(999)	(969)	(956)	(993)

Interest expense	(395)	(525)	(517)	(511)	(504)

Operating income	393	539	445	492	457

Net income (loss) - GAAP basis	128	144	19	40	(14)

Summary Statements of Cash Flows (1)

Cash flows provided by operating activities	519	535	452	463	486

Cash flows provided by (used in) investing activities	(139)	50	(171)	(208)	(229)

Cash flows (used in) financing activities	—	(53)	(112)	(118)	(126)

Amount and Source of Distributions
Amount of cash distributions paid to common stockholders	N/A	N/A	N/A	N/A	N/A
Amount of reinvested distributions paid to common stockholders	N/A	N/A	N/A	N/A	N/A

Total distributions paid to common stockholders	N/A	N/A	N/A	N/A	N/A

Source of Distributions (per $1,000 invested):
From operations	N/A	N/A	N/A	N/A	N/A
From sales of properties	N/A	N/A	N/A	N/A	N/A
From debt financing	N/A	N/A	N/A	N/A	N/A
From all other sources	N/A	N/A	N/A	N/A	N/A

Summary Balance Sheet at December 31,
Total assets (before depreciation/amortization)	13,384	13,500	13,470	13,770	14,086
Total assets (after depreciation/amortization)	12,910	12,580	12,074	11,871	11,666

Total liabilities	(9,690)	(9,643)	(9,421)	(9,212)	(9,063)

Share Valuation

Estimated per share at December 31,	N/A	N/A	N/A	N/A	N/A

(1)	Operating Results and Cash Flow data represent 100% of the property results from Cottonwood Residential O.P., LP’s initial acquisition date forward.

TABLE IV

OPERATING RESULTS OF COMPLETED PRIOR PROGRAMS

(UNAUDITED)

Table IV presents information regarding the operating results of prior real estate programs that have completed operations (no longer hold properties) during the five years ended December 31, 2015. All amounts presented are as of December 31, 2015.

	Blue Swan	Copperfield	Northwest Corners	Scott Mountain	Tramore Village	Valencia Park	Water Song

Aggregate Dollar Amount Raised	$8,818,000	$7,815,000	$8,140,000	$10,020,000	$11,410,000	$12,530,000	$6,510,000
Duration of Program (Months)	85	77	114	116	114	108	93
Date of Program Closing	10/10/2015	2//122015	3/26/2015	6/5/2015	6/19/2015	3/24/2015	11/13/2014
Total Compensation Paid to Sponsor (1)	$907,843	$1,594,983	$3,006,664	$2,170,770	$3,531,866	$1,985,768	$1,528,435
Initial Leverage	53%	53%	60%	61%	65%	68%	55%
Annualized Return on Investment(2)	4.06%	-0.98%	2.89%	10.01%	-0.63%	-9.96%	0.42%

(1)	Includes acquisition fees, property and asset management fees, disposition fees, financing fees, and other ancillary services. A portion of these fees are used to reimburse costs incurred by the Sponsor.
(2)	Annualized return on investment is the internal rate of return over the program period using the respective cash flows from invested capital, distributions received, and proceeds from sale.